January 31, 1997

Dear Policy Holder:


               The year 1996 was marked by an ebullient U.S. stock market and the largest inflow of personal savings into mutual funds ever. With the exception of Japan, overseas stock markets were strong as well, especially in Europe. Many foreign bond markets performed better during the year than the U.S. bond market, which was dogged by a persistent, largely unfounded fear of inflation.

                                                         1996 Total Return
     Standard & Poor's 500 Index                              +22.95%
     Russell 2000 Index                                       +16.49%
     Lehman Brothers Government Corporate Bond Index           +2.91%
     Morgan Stanley Europe Australia Far East Index            +6.36%

     Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report.

   Higher corporate earnings and improved productivity at many domestic and multinational industrial companies drove the U.S. stock market higher in 1996. The stocks of larger companies tended to outperform midcap and smaller cap issues, as many investors decided "bigger was better" amid an uncertain outlook for U.S. interest rates.

   In recent months, domestic consumer spending has been weak and leading U.S. economic indicators suggest subdued growth ahead. While it is possible the U.S. stock market, especially smaller companies with above average earnings prospects, could turn in a strong year, we believe a more likely scenario may be a return to historical patterns of share price volatility and total return.

   The U.S. bond market remains a question mark in 1997. The rate of inflation, although a modest 3.3% this past year, was the highest in five years. We generally believe income is likely to be the dominant component of total return from U.S. bonds. In our opinion, high-yield, higher risk corporate securities are well-positioned for the year ahead because these bonds have historically been less sensitive to modest increases in interest rates.

   Beyond our shores, we have a somewhat more positive outlook for both stocks and bonds. In Europe, several countries are taking positive steps to reform fiscal policy in order to qualify for European Monetary Union. In addition, we believe privatization across the Continent should encourage greater long-term economic growth, although there are likely to be some short-term political obstacles.

   Summaries of the strategies and performance for each Delaware Group Premium Fund* investment series are included in the pages that follow. Keep in mind that your annuity is designed as a long-term investment and that any earnings compound tax-deferred until withdrawal. This can help increase your earnings potential.



Sincerely,



/s/ Wayne A. Stork
------------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer
Delaware Group Premium Fund

* Investment Series of the Premium Fund underlie variable annuity products issued by AIG Life Insurance Co. of America and American International Life Assurance Co. of New York.

Equity/Income Series

Portfolio Strategy and Performance in 1996
   This time a year ago it seemed unlikely that the U.S. stock market would repeat the robust gains of 1995, but despite a minor setback in July, stocks again provided robust double digit returns.
   The Equity/Income Series, which focuses on stocks that pay above-average dividends and offer capital appreciation potential, provided a +20.72% total return (with dividends and capital gains reinvested) for the 12 months ended December 31, 1996.
   In 1996, a positive economic environment helped your Series' performance. Inflation was subdued thanks to the Federal Reserve Board's effective monetary policy. Consumer spending grew at a moderate, sustainable pace. For some companies, federal regulatory concerns dissipated.
   Since the fall of 1994, stock prices -- as measured by the unmanaged Standard & Poor's 500 Index -- have advanced at a pace that substantially exceeds the market's average annual historical returns, with remarkably lower than average short-term price declines.
   Any prudent, long-term investment strategy is mindful of the historical fact that stock markets move in cycles. Periods of expansion and prosperity can be followed by uncertain times, when an effective stock selection strategy is especially valuable.
   The Equity/Income Series relies on a consistent, value-oriented investment discipline that we believe can be especially useful in periods of increased market volatility. To be considered for the portfolio, stocks must yield more than the average yield of stocks in the S&P 500 Index. The Series' management believes above-average yields are a strong indicator that a stock is undervalued. If the yield falls below the average of the Index, management will begin to sell the stock. This helps us make sell decisions involving "good companies" when a stock's capital appreciation potential becomes limited.

A Look at the Portfolio
   During 1996, the Series benefited from strong performance of financial, drug, chemical, capital goods and railroad stocks. In 1996, our dividend-driven investment guidelines led us to a wide variety of industries. Holdings of industrial companies such as General Electric outperformed the market. Some of our telecommunications holdings did not meet expectations, however.
   In 1996, we also purchased stocks of many globally oriented consumer growth companies such as pharmaceutical firms. We believed these stocks had strong earnings potential and that they were temporarily depressed as a result of the dollar's climb.
   Generally, the Series' stock selection strategy does not include an evaluation of the likelihood a company may be acquired by another company. However, we've found in recent years that our value orientation has led us to companies
  -------------------------------------------------------------------------
  Equity/Income Series Investment Objective
  Seeks the highest possible total return by selecting issues that exhibit potential for capital appreciation while providing higher-than-average dividend income.
  -------------------------------------------------------------------------
that, coincidentally, have become involved in mergers. This past year, your Series benefited from having selected railroads involved in the freight rail industry's rapid consolidation. Our dividend discipline put us on the right track to stocks with capital appreciation potential.

Investment Outlook
   The management of the Equity/Income Series is finding potential investments among financial firms and cyclical companies whose earnings depend on the strength of the U.S. economy. These stocks generally have above-average dividend yields and, in our opinion, have potential for positive earnings surprises in 1997.
   While it is possible that the stock market's very strong recent performance may continue, a more likely scenario is a return to a historical performance norm. We anticipate that 1997 could see much more normal levels of volatility -- that is short-term fluctuations of more than 10%.
   As 1997 unfolds, slower economic growth could translate into slower corporate earnings growth, and consequently less price appreciation. In such an environment, dividends take on a much greater role in the total return of stock investments. In our opinion, the Series' strict adherence to a time-tested strategy that emphasizes the compounding power of dividends should serve policyholders well.


      Medallion Equity Income Series                    S & P 500 Index
     -------------------------------                    ---------------

    Month End           Accum. Value                    Accum. Value
    ---------           ------------                    ------------
     07/88                10,000                          10,000
     12/89                10,569                          13,639
     12/90                 9,171                          13,212
     12/91                11,218                          17,231
     12/92                12,208                          18,540
     12/93                14,094                          20,406
     12/94                14,063                          20,663
     12/95                19,144                          28,402
     12/96                23,109                          34,890


                              Equity/Income Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime             +11.53%
                          Five Years           +15.55%
                          Three Years          +17.93%
                          One Year             +20.72%
                            Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* The chart above shows a $10,000 investment in both the Equity/Income Series and the unmanaged S&P 500 Index for the period from the Series' inception on July 28, 1988, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

High Yield Series

Portfolio Strategy and Performance in 1996
   High-yield, higher risk bonds were among the best performing domestic fixed income asset category during fiscal 1996. The Series provided a +12.79% total return for the year ended December 31, 1996 (capital change plus dividends reinvested).
   There were several reasons why the $380 billion high-yield bond market did so well. First, there was strong demand for high-yield securities from mutual funds and institutional investors. This stemmed from the fact that low yields and price volatility in the rest of the bond market prompted income-oriented investors to look for alternatives. Equally significant during 1996 was that overall credit quality remained relatively high. This past year, the high-yield market's very modest default rate of 0.95% was the lowest since 1984.
   Since 1988, the goal of the High Yield Series has remained constant to provide an above-average income stream consistent with a defensive, conservative approach to credit risk management. The Series emphasizes income as the main component of total return, with capital preservation taking precedence over capital appreciation. High-yield bonds provide higher income because the market perceives that issuers are less able to pay interest and repay principal than "investment-grade" companies. The tax-deferred status of your annuity allowed you to benefit from the full value of the above-average income generated: your investment compounds free of income taxes.

A Look at the Portfolio
   The High-Yield Series was well-diversified over the past year with a portfolio of some 125 bonds. Rather than placing bets on which industries might perform best during a year in which conflicting economic data kept investors guessing about the direction of the economy and interest rates, we focused on the strengths of individual bond issues. In evaluating bonds for the portfolio, relative value, coupon and credit were foremost. The first two measures point the way to income potential and relative stability, and the third helps us gauge a company's financial health.
   High yield bonds with BB and B ratings offered an attractive risk/reward profile in 1996. As of December 31, high-yield bonds yielded, on average, about
3.1 percentage points more than comparable maturity U.S. Treasury Bonds. Of course, the principal and income of high-yield bonds are not backed by the U.S. government like U.S. Treasury Bonds.
   In 1996, the Series focused primarily on bonds rated B, which offered somewhat higher yields than bonds rated BB. Approximately 75% of the Series' portfolio was invested in bonds rated B at year's end, 17% was invested in BB and the balance of the Series' assets were cash and non-rated high-yield bonds. During the year, bonds rated B provided a total return of +14.11%, about 70 basis points (0.70%) higher than the average annual return this bond category has provided since 1985.

 -----------------------------------------------------------------------------
  High Yield Series Investment Objective
  Seeks as high a current income as possible by investing in rated and unrated corporate bonds, including higher risk non-investment grade bonds, U.S. government securities and commercial paper.
 -----------------------------------------------------------------------------

Investment Outlook
   The U.S. economy appears to be stable, with growth continuing at what we believe is a moderate, sustainable pace. Coupled with the improved competitiveness of American corporations, we believe the favorable environment for high-yield bonds will continue. Because of the capital appreciation high-yield bonds enjoyed in 1996, however, we expect that income will be the primary driver of returns in the coming months.
   Still, with yields that are above those available in the lower risk segments of the bond market, we believe high-yield bonds have the potential to outperform other fixed-income investments.

                                                        Merrill Lynch
           High Yield Series                         High Yield Bond Index
    --------------------------------                ----------------------

    Month End
    ---------
     07/88               $10,000                          $10,000
     12/89               $10,811                          $10,814
     12/90               $10,043                          $10,343
     12/91               $13,811                          $13,920
     12/92               $15,668                          $16,448
     12/93               $18,230                          $19,274
     12/94               $17,707                          $19,398
     12/95               $20,452                          $23,260
     12/96               $23,063                          $25,834


                                High Yield Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime             +10.43%
                          Five Years           +10.80%
                          Three Years           +8.16%
                          One Year             +12.79%
                            Through December 31, 1996



Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* The chart above shows a $10,000 investment in both the High Yield Series and the Merrill Lynch Index for the period from the Series' inception on July 28, 1988, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Capital Reserves Series

Portfolio Strategy and Performance in 1996

   Capital Reserves Series provided a total return of +4.05% (capital change plus reinvested dividends) in 1996, a year that tested bond investors' nerves but was not quite as disconcerting as 1994.
   Interest rates rose beginning in February 1996, when the bond market anticipated that the Federal Reserve Board would raise its target for the Federal Funds rate -- the rate banks charge each other on overnight loans. The bond market remained in the doldrums until late summer, when it began to appear that the political status quo would be endorsed in November's federal elections.
   By year's end, a brief post-election bond market rally -- bolstered by the hope that Washington would act with greater fiscal policy restraint and bipartisanship -- began to fizzle as the outlook for inflation in 1997 grew cloudy.
   At year's end, the yield on the five-year U.S. Treasury note stood at 6.20%, an increase of 83 basis points (0.83%) from a year earlier. In 1996, Treasury securities with a maturity of between five and ten years had the sharpest price drop (and highest increase in yield) of any segment of the Treasury market.
   The Series focuses on the intermediate segment of the bond market because, despite short-term volatility, it has historically offered an attractive long-term risk/reward ratio. Investors can generally obtain a large portion of the income available from longer maturity bonds, but with less risk to principal should interest rates rise. We believe this historical pattern has the potential to resume in the coming months if inflation remains in check.

 A Look at the Portfolio
   Our holdings consisted primarily of mortgage-related securities issued by government agencies such as the Federal National Mortgage Association and very high quality bonds issued by large industrial corporations.
   Corporate and mortgage bonds held up somewhat better than Treasuries in 1996 and the Series benefited from having a larger percentage of corporate and mortgage bonds than the benchmark Lehman Brothers Government/Corporate Bond Index.
   Bonds in the Series' portfolio had an average quality rating of AA, an indication of low credit risk, an average effective maturity of 5.1 years and an average duration of 3.3 years as of December 31. This was slightly shorter than a year ago. Duration, the most common measure of a bond's sensitivity to interest rates, indicates the likely percentage change in a bond's price given a 1% movement in interest rates.

   -----------------------------------------------------------------------------
   Capital Reserves Series Investment Objective
   Seeks a high, stable level of current income while minimizing flucuations in principal by investing in short and intermediate-term securities.
   -----------------------------------------------------------------------------

Investment Outlook
   Going forward, we believe the bond market is anticipating more U.S. economic weakness in the months ahead than will actually occur. In this environment, the Series will stand by a strategy of focusing on the intermediate segment of the fixed-income market and attempting to reduce risk.
   Over the past two years, even small whiffs of inflation from one or two monthly government statistics that deviated from analysts' expectations have caused yields to rise substantially in a single day. We believe that these overreactions should eventually subside and that bond market volatility will return to the historically lower norms seen before 1994.
   For that to happen, however, we believe the market and the Federal Reserve Board will need to be convinced, among other things, that Washington has taken effective steps toward long-term fiscal policy reform.
   In such an environment, we believe it more prudent to forego some income potential in return for an added measure of safety. We will continue to position the portfolio in a conservative way, focusing on both high income and long-term stability rather than short-term price gains.


                                                     Lehman Brothers
 DE Medallion Capital Reserves Series              Govt/Corp Bond Index
 ------------------------------------               --------------------

    Month End
    ---------
     07/88                $10,000                          $10,000
     12/89                $11,209                          $11,816
     12/90                $12,128                          $12,795
     12/91                $13,199                          $14,858
     12/92                $14,149                          $15,985
     12/93                $15,260                          $17,748
     12/94                $14,850                          $17,125
     12/95                $16,941                          $20,421
     12/96                $17,628                          $21,013


                             Capital Reserves Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime             +6.97%
                          Five Years           +5.96%
                          Three Years          +4.92%
                          One Year             +4.05%
                            Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* The chart above shows a $10,000 investment in both the Capital Reserves Series and the Lehman Brothers Index for the period from the Series' inception on July 28, 1988, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Multiple Strategy Series

Portfolio Strategy and Performance in 1996
   The Multiple Strategy Series invests in both stocks and bonds with a goal of providing long-term capital growth, current income and protection of principal. In 1996, the U.S. stock market provided substantial rewards for many investors while bonds turned in a mediocre performance. The Series' total return for the fiscal year was +15.91% with dividends and capital gains reinvested.
   We select stocks based on several factors -- expected dividend increases, history of consistent dividend growth and a belief that the company can sustain that growth. We look for companies that are increasing dividends faster than companies in the Standard & Poor's 500 Index. Cash dividends paid by companies in the S&P 500 Index have grown by more than 78% since 1986 while the U.S. Consumer Price Index rose only 43% during the same 10-year period.
   In 1996, stock investors valued consistency. Companies that posted consistent earnings saw their stock prices benefit while companies whose results were erratic or did not meet expectations suffered. A trend we've noticed in recent months is a gradual narrowing of market leadership. Investors have tended to favor a smaller number of high profile companies with strong track records.
   In the fixed income portion of the portfolio, the Series focuses on high quality government and corporate bonds maturing in seven to 10 years. We follow this approach because we believe this range of maturity offers an attractive risk/reward profile. They offer most of the income potential from 30-year government and corporate bonds, but generally experience less change in principal when interest rates rise and fall.
   Bonds in the Series' portfolio had an average quality rating of AA, an indication of low credit risk, an average effective maturity of 8.3 years and an average duration of 4.8 years as of December 31. Duration, the most common measure of a bond's sensitivity to interest rates, indicates the likely percentage change in a bond's price given a 1% movement in interest rates.

A Look at the Portfolio
   As of December 31, 1996, stocks comprised 63.7% of net assets while fixed income securities accounted for about 32.8% of net assets. The remainder was cash. As stock prices rose, we modestly reduced the percentage of stocks from 1995 levels to reduce potential volatility and increase the Series' income potential.
   During the year, the shares of several large stable growth companies we bought in 1994 and 1995 appreciated substantially. In some cases, we sold or reduced positions in these stocks. We added to our holdings of some large consumer growth companies that we believe have further capital appreciation potential.

   -----------------------------------------------------------------------------
   Multiple Strategy Series Investment Objective
   Seeks a balance of capital appreciation, income and preservation of capital by using an income-oriented valuation strategy to select stocks and bonds that we believe demonstrate potential for income and capital growth.
   -----------------------------------------------------------------------------

   Secondly, to the extent that the market "ignored" mid-cap companies in 1996, it allowed the Fund to buy high quality, mid-size businesses with strong dividend growth potential at reasonable prices. These included regional banks, capital goods and providers of business services.

Investment Outlook
   While the past five years have provided strong returns from stocks, we believe investors should not expect double digit gains year after year. Investors should be prepared for market fluctuations. We've learned that when stock gains are hard to come by, dividends and the income generated by bonds take on a greater role in generating total return.
   In 1996, companies in the Standard & Poor's 500 Index raised dividends more than twice the 3.3% rate of inflation. We believe many companies are in a strong position to increase the cash dividends paid on their stock since, in 1996, less than 40% of corporate profits were paid out as cash dividends.
   We believe the Federal Reserve Board has effectively restrained inflation and that increases in interest rates are likely to be modest given the slow pace of U.S. economic growth. This outlook leads us to conclude that the high quality bonds in the Series have the potential to perform well because of the relatively strong income they generate.

         Multiple
          State                     Lehman Brothers
         Series                  Govt/Corp Bond Index       S&P 500 Index
    -----------------            --------------------       -------------

 Month End    Accum. Value                                  Accum. Value
 ---------    ------------                                  ------------
     07/88      $10,000                $10,000                 $10,000
     12/88      $10,160                $10,344                 $10,365
     12/89      $11,848                $11,816                 $13,639
     12/90      $11,825                $12,795                 $13,212
     12/91      $14,968                $14,858                 $17,231
     12/92      $17,038                $15,985                 $18,540
     12/93      $18,432                $17,748                 $20,406
     12/94      $18,405                $17,125                 $20,663
     12/95      $23,296                $20,421                 $28,402
     12/96      $27,006                $21,013                 $34,890


                            Multiple Strategy Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime             +12.51%
                          Five Years           +12.53%
                          Three Years          +13.58%
                          One Year             +15.91%
                            Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* The chart above shows a $10,000 investment in the Multiple Strategy Series, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index for the period from the Series' inception on July 28, 1988,through December 31, 1996. All dividends and capital gains were reinvested. The Indices are unmanaged, with no set investment objectives and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Growth Series

Portfolio Strategy and Performance in 1996
   Growth Series provided a total return of +14.46% in 1996 (with capital gains and dividends reinvested). While this represented a solid year by historical market standards, our results were less than the +15.56% total return of the NASDAQ Industrial Index. The index is an unmanaged portfolio of small and mid-size companies that reflects the Series' investment focus.
   The Series' stock selections in business and consumer services performed well during fiscal 1996. However, our technology and health care selections did not meet our expectations, especially during the latter half of the year, when these two industry groups generally underperformed the market by a substantial margin.
   We manage the Series with the goal of providing capital appreciation over time. In selecting investments for the portfolio, we search for stocks of small and mid-size companies that show a history of profitability, leadership within their industries, strong balance sheets and management teams, and the potential to continue growing rapidly.
   During 1996, stocks in two slow-growing industries that generally do not meet our investment parameters -- energy and banking -- provided very strong returns. The Series was underweighted in these sectors relative to the NASDAQ Industrial Index.

A Look at the Portfolio
   We pick one company at a time and meet with companies' management, visit their plants, analyze the product or service, talk to customers and review the competition. We require a consistent track record of growth in quarterly earnings and market share.
   Overall, the Series' portfolio was broadly diversified -- with technology, health care and consumer stocks accounting for about two-thirds of net assets. We tend to avoid cyclical companies and take a long-term view of the market. We focus on classic growth industry sectors that have historically provided consistent returns.
   We're currently striving for a somewhat more concentrated yet still diversified portfolio -- that is, fewer names and somewhat larger positions in a broad range of industries. This will allow us to spend more time keeping abreast of what's happening at each company we own. At year's end, our top 10 holdings amounted to 19% of net assets. No one company was more than 3% of net assets.

   ----------------------------------------------------------------------------
   Growth Series Investment Objective
   Seeks long-term capital appreciation by investing in securities exhibiting the potential for significant growth.
   ----------------------------------------------------------------------------

Investment Outlook
   If the direction of interest rates remains unclear and corporate profit growth slows, we believe there is likely to be a tug of war between investors who think the glass is half empty and those who think it's half full. We're somewhat cautious about 1997. We believe a modest increase in interest rates by the Federal Reserve Board is likely, but that inflation will remain relatively tame. Consequently, we have increased our cash position to 18% of net assets as of December 31, 1996.
   By our estimate, small and mid-cap stocks are selling at prices relative to large cap stocks that are in the middle of a historical range, suggesting that small and mid-cap companies are neither overvalued or undervalued. Still, we believe some stocks could outpace the overall stock market in the year ahead, especially if the dollar continues to strengthen in value against major world currencies.
   In our opinion, the earnings potential of certain small and mid-size, domestically oriented companies could become more relatively attractive if large multinational corporations suffer as a result of the dollar's appreciation. That could happen because American goods would become more expensive for foreigners to buy, or because the earnings of overseas subsidiaries would be "less" when converted into dollars.


          Nasdaq Ind. Index                            Growth Series
         ------------------                            -------------

    Month End
    ---------
     07/91               $10,000                         $10,000
     12/91               $12,011                         $11,031
     12/92               $13,015                         $11,248
     12/93               $14,469                         $12,549
     12/94               $13,537                         $12,106
     12/95               $17,324                         $15,679
     12/96               $19,927                         $17,955



                                 Growth Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime             +11.28%
                          Five Years           +10.23%
                          Three Years          +12.67%
                          One Year             +14.46%
                            Through December 31, 1996





Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* The chart above shows a $10,000 investment in both the Growth Series and the NASDAQ Industrial Index for the period from the Series' inception on July 31, 1991, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Money Market Series
   The Money Market Series achieved its goals of providing relative safety and current income this past year. Total return with distributions reinvested was +4.93% for the year ended December 31, 1996.
   The first half of 1997 was marked by modestly lower interest rates. Fear of inflation abated amid a slowdown in U.S. economic growth. Since June, yields on 30-year U.S. government bonds declined one quarter of one percentage point (0.25%) to 6.64%. However, some economists anticipate that the Federal Reserve Board could increase its target for the Federal Funds rate -- the rate banks charged on overnight loans between banks -- in the coming months.
   While this would have negative implications for stocks and long-term bonds, any rise in interest rates is good news for money market investors because it generally boosts current income potential.
   Money market investments can be appropriate places for cash intended for future investment during periods of high market volatility. But money market funds are not designed for long-term growth, nor is principal guaranteed. The Series aims to maintain the highest quality holdings and maximize current income while preserving principal and maintaining liquidity through a diversified portfolio.
   Keep in mind that your annuity investment is tax-deferred and compounds without taxation, unlike income from a directly owned U.S. Treasury Bill or commercial paper, which is subject to federal income tax in the year income is received. Thus your annuity investment can let you keep more of the interest you earn.

Yield Outlook
   We believe that interest rates, especially short-term rates, are more likely to rise than decline in the months ahead. Over the past two years, even small whiffs of inflation from government statistics that deviated from analysts' expectations have caused yields to rise substantially in a single day.
   In our opinion, periods of short-term bond market volatility represent overreactions that can provide opportunities for higher income from money market investments without undue risk to principal.
   Short-term investors can also take some comfort in government statistics that show the growth rate in consumer prices was a modest 3.3% during 1996. This is important because it means the money you've invested in this Series is not losing ground to inflation -- a very distinct risk of short-term investments.

                   Money Market Series
              Average Annual Total Returns
            ---------------------------------
            Lifetime                   +5.30%
            Five Years                 +3.96%
            Three Years                +4.69%
            One Year                   +4.93%
            Through December 31, 1996

Past performance is not a guarantee of future results. Yields will fluctuate and are not guaranteed. The goal of a money market investment is to maintain a constant share price of $1; however, there is no guarantee that this goal will be met.

   The average annual returns reflect reinvestment of all dividends. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

   -----------------------------------------------------------------------------
   Money Market Series Investment Objective
   Seeks to provide the highest level of current income consistent with preservation of capital and liquidity and to maintain a constant share price.
   -----------------------------------------------------------------------------

International Equity Series

Portfolio Strategy and Performance in 1996
   International Equity Series invests for long-term growth using a "value" style. The Series' management typically buys dividend-paying stocks in established markets with a four-to-five year investment horizon in mind. This is evidenced by an annualized portfolio turnover of less than 20% during the fiscal year.
   Stocks are selected based on long-term capital growth and income potential after taking into account the effects of a country's currency fluctuations, inflation, local economy and politics.
   Returns from any portfolio of international stocks are influenced by three primary factors -- the relationship of the local currency to the investor's home currency, in our case the U.S. dollar, specific circumstances in a particular country's market and a fund manager's choice of stocks. The Series' 1996 results reflected success in all three areas.
   The Series' above-average investment in companies in the United Kingdom, as well as Australia and New Zealand which use "dollar" based currencies, served policyholders well during the past year.
   London's unmanaged Financial Times-Stock Exchange (FT-SE) 100 Index, a United Kingdom market benchmark, rose significantly more than the unmanaged Morgan Stanley Europe Australia Far East (EAFE) Index, a benchmark of stocks in established global markets outside the U.S.
   The EAFE Index was affected by the weak performance of the Japanese stock market during the second half of 1996, particularly during the fourth quarter. Japan's financial sector is still grappling with the effects of the early 1990s recession, and recent economic growth has been less than expected. The Series benefited from the fact that it was underweighted in Japan compared to the EAFE Index throughout 1996. As of this writing, the Series' management still believes that the capital appreciation potential of the Japanese market is limited.
   In 1996, your Series helped protect the dollar value of its holdings through defensive currency hedging in several countries, including Japan and Germany. When the U.S. dollar rose in value against the yen and deutschemark this year, the rise in the value of these currency contracts more than offset the decline in our Japanese and German stocks in U.S. dollar terms.

A Look at the Portfolio
   Although Delaware International does not pick sectors, we generally favored banking, industrial and utility companies that met the Series' dividend-oriented investment guidelines. More than half of the portfolio was invested in Western Europe, a region which management believes offers superior values for investors. The Series' added to its holdings in France and Spain, where government reform, interest rate cuts and strong underlying value may increase return potential. At year's end, our largest holding was the National Australia Bank.

   -----------------------------------------------------------------------------
   International Equity Series Investment Objective
   Seeks long-term growth without undue risk to principal by investing primarily in stocks of foreign companies providing the potential for capital appreciation and income.
   ----------------------------------------------------------------------------

   The few Japanese stocks we did own consisted primarily of technology stocks whose earnings were driven by exports to countries such as the U.S. These stocks generally outperformed the Nikkei and made a positive contribution to the Series' performance.

Investment Outlook
   In 1997, the Series expects to maintain a higher concentration of stocks in selected Western European countries than the Morgan Stanley EAFE Index. We will, however, continue to underweight Japan. In our opinion, there are no clear signs that the Japanese economy is poised for a recovery expansion. In our opinion, interest rates in Japan are more likely to rise than not.
   In the early 1990s in the U.S., many companies restructured operations to become more competitive and increase returns for shareholders. A similar process is underway in several European countries, notably the United Kingdom and Germany. Central banks in European countries, meanwhile, are reducing interest rates making it easier for businesses to expand.
   Despite the short-term negative effect that comments made by Federal Reserve Board chairman Alan Greenspan had on some overseas markets, we believe that international markets generally do not move "in sync" with the U.S. over the long term. In our opinion, as U.S. profit growth slows in 1997, superior values and capital appreciation potential could be found overseas.



       International Equity Series                    MSCI EAFE Index
       ---------------------------                    ---------------

    Month End           Accum. Value                    Accum. Value
    ---------           ------------                    ------------
     10/92               $10,000                         $10,000
     12/92               $10,030                         $10,152
     12/93               $11,630                         $13,497
     12/94               $11,930                         $14,585
     12/95               $13,599                         $16,270
     12/96               $16,323                         $17,305



                          International Equity Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime             +12.45%
                          Three Years          +11.96%
                          One Year             +20.03%
                            Through December 31, 1996

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  *The chart above shows a $10,000 investment in the International Equity Series and the Morgan Stanley EAFE Index from the Series' inception on October 29, 1992, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjust ments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Emerging Growth Series

Portfolio Strategy and Performance in 1996
   Fiscal 1996 was a mixed year for small cap stocks and the Emerging Growth Series. The Series kept pace with the unmanaged NASDAQ Industrial Index during the year's first half, but the second half was disappointing. Generally, small cap stocks did not fully participate in the ebullient fall rally enjoyed by stocks of large companies. For the 12 months ended December 31, 1996, the Series provided a total return of +11.00%, with distributions reinvested.
   The Series strives to identify changes in the American marketplace and then attempts to position the portfolio in companies we believe likely to profit from these trends. Our stock selection strategy is a "bottom up" approach, meaning that we evaluate each company individually and decide whether or not to buy it based on its merits and ability to meet changing trends.
   During the first half of 1996, the performance of the Series' small cap stock selections was led by companies in the gaming, solid waste and health care industries. Generally these companies have reported strong increases in earnings relative to both competitors and large corporations.
   In the second half, particularly the final three months of the year, the Series did not fare as well relative to the NASDAQ benchmark and the overall stock market. Our short-term underperformance reflected the fact that the Series' management "stuck to its guns" and selected emerging growth securities based on fundamental measures of growth such as corporate earnings potential rather than short-term stock price momentum.

A Look at the Portfolio
   Stocks in the Series' portfolio generally have higher price-to-earnings ratios than other stock groups and, therefore, tend to be more sensitive to interest rate moves. We focus on companies in the early stages of their growth cycles. These companies tend to be smaller, with names that are not widely recognized or researched by the investment community.
   For much of 1996, several U.S. economic trends were in place that historically have been a harbinger of strong returns for small cap stocks. Inflation was at a comfortably low annual rate of 3.3%. Job growth remained healthy. The U.S. dollar rose in value relative to other currencies. In the past, this has helped small companies outshine multinational giants.
   The trouble was, history didn't repeat itself. In many industries, the Goliaths of market capitalization found favor with investors. Those who focused on small emerging growth companies struggled to avoid being stomped on. Our health care and technology selections tended to underperform, though this was offset somewhat by strong returns in business services.


   -----------------------------------------------------------------------------
   Emerging Growth Series Investment Objective
   Seeks long-term capital appreciation by investing in small capitalization common stocks and convertible securities of emerging and growth-oriented companies which we believe are responsive to changes in the marketplace.
   -----------------------------------------------------------------------------

Investment Outlook
   By our estimate, prices of small cap stocks relative to large cap stocks are in the middle of a historical range, suggesting that small companies are neither overvalued or undervalued. Still, we believe some small cap stocks could outpace the overall stock market in the year ahead, especially if the dollar continues to strengthen in value against major world currencies.
   In our opinion, the earnings potential of small domestically-oriented companies could become more relatively attractive if large multinational corporations suffer as a result of the dollar's appreciation. That could happen because American goods may become more expensive for foreigners to buy, or because the earnings of overseas subsidiaries would be "less" when converted into dollars.
   However, even this positive scenario for small cap stocks is tempered by the fact that small technology businesses tend to do a lot of exporting.
Their earnings may also be hurt by a rise in the dollar.
   Even with the stock market at record highs, the Series' management team is finding companies that meet our strict investment guidelines. To properly evaluate these opportunities for long-term capital appreciation , we believe it is important to not "follow the crowd," and instead trust what we see and hear first hand from individuals who actually run businesses, provide them with credit or buy their products and services.

         Emerging Growth Series                    NASDAQ Industrial Index
         ----------------------                    -----------------------

    Month End           Accum. Value
    ---------           ------------
     12/93               $10,000                         $10,000
     12/94               $10,160                         $ 9,356
     12/95               $14,145                         $11,974
     12/96               $15,701                         $13,773


                             Emerging Growth Series
                          Average Annual Total Returns
                          ----------------------------
                          Lifetime             +16.14%
                          Three Years          +15.46%
                          One Year             +11.00%
                            Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  *The chart above shows a $10,000 investment in both the Emerging Growth Series and the NASDAQ Industrial Index for the period from the Series' inception on December 27, 1993, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Value Series

Portfolio Strategy and Performance in 1996
   The 1996 fiscal year was both rewarding and volatile for the stocks of small companies. It was a time that tested the stock selection skills of portfolio managers and highlighted the need for a disciplined investment strategy. The Value Series, which focuses on small companies we believe are
undervalued, provided a +22.55% total return for the   12 months ended
December 31, 1996 (capital change plus income).
   We outpaced the unmanaged Russell 2000 Index for the fiscal year and did so with less short-term price fluctuation than the Index. Several factors played a role in this year's strong market results. Earnings at many U.S. companies were better than expected. Inflation remained low. Regulatory and political threats that could have negatively affected some industries never materialized.
   After a robust advance in the spring, small growth stocks--those companies for which the market has high expectations -- withered amid July's blistering market correction. Value stocks -- shares of both large and small companies from which the market expects less -- actually delivered superior results by year's end. It was a classic story of tortoises beating hares.
   Early in the year, many investors were attracted to initial public offerings of small and medium-size technology companies. The stocks of smaller companies in less glamorous, more cyclical businesses generally did not attract as much speculative attention. In some instances, however, they provided greater price appreciation.
   Most small technology companies did not meet the Series' investment criteria in 1996, and we benefited from being underweighted in this volatile area. We positioned the Series in a diverse range of industrial, financial and service businesses that we considered attractively priced relative to earnings, book value and other measures.

A Look at the Portfolio
   The Series generally invests in companies with a market capitalization of between $100 million and $2 billion. We tend to be attracted to companies whose stocks are trading near or at the low end of their historical valuations. Our goal is to distinguish between companies that are simply cheap and those whose management is improving shareholder value in ways likely to be recognized by the market within a reasonable time.
   During the year we made some substantial changes in your Series' portfolio which we believe have positioned it to benefit from the more value-oriented stock market that we see emerging in the late 1990s. We reduced the number of our holdings, sold "winners" that no longer met our investment parameters and strictly adhered to a discipline based on fundamental measures of value. We had a few disappointments in the health maintenance organization area that were more than offset by strong returns from our stock selections in finance, energy and capital goods.

-------------------------------------------------------------------------------
Value Series Investment Objective
Seeks capital appreciation by investing in stocks of small to mid-size companies whose market value appears low relative to underlying value or earnings or growth potential. Emphasis is placed on companies that may be temporarily out-of-favor or whose value is not yet recognized by the market.
-------------------------------------------------------------------------------

Investment Outlook
   In the coming months, large companies may find it more difficult to post higher earnings should U.S. economic growth slow. However, we expect the U.S. economy to generally remain healthy. That should allow smaller businesses to expand and help cyclical industries grow.
   We do not anticipate major changes in the Series' industry sector weightings in 1997. Value Series continues to find well-managed companies whose stocks are trading at what we believe are discount prices.
   As mentioned earlier, we believe the market will broaden its focus as investors realize that smaller, underfollowed companies may offer greater capital appreciation potential than the stocks of larger, widely watched companies. In investing as in life, the road less traveled can be a more interesting and even more rewarding path.



    Value Series                               Russell 2000 Index
----------------------                         ------------------


Month End
---------
  12/93            $10,000                         $10,000
  12/94            $10,288                         $ 9,818
  12/95            $12,741                         $12,610
  12/96            $15,614                         $14,690

Cumulative
Avg Annual


                              Value Series
                       Average Annual Total Returns
                      ----------------------------
                     Lifetime               +15.94%
                     Three Years            +15.22%
                     One Year               +22.55%
                        Through December 31, 1996

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*The chart above shows a $10,000 investment in both the Value Series and the Russell 2000 Index for the period from the Series' inception on December 27, 1993, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Global Bond Series

Portfolio Strategy and Performance in 1996
   Since the Global Bond Series was offered on May 1, 1996, the potential returns available from selected overseas bond markets have been more attractive than returns from the U.S. government bond market.
   The Series relies on inflation-adjusted income potential as a key measure of value when selecting bonds around the world. The Series' management team focuses on long-term factors such as trends in the prices of goods and services that can be analyzed with reasonable certainty and which are likely to have a fundamental effect on long-term returns.
   The Series' portfolio manager places great importance on quality and selects only those bonds rated A or better by rating agencies. Generally, the Series' holdings will have an average maturity in the four to 10-year range, the range management believes offers attractive income potential relative to the risk to principal from fluctuating interest rates.
   There was a world of contrast between the performance of the U.S. bond market and that of overseas bond markets in fiscal 1996. While income was the dominant component of total return from domestic bonds, selected European government bonds offered substantial capital appreciation potential as Continental interest rates declined.

A Look at the Portfolio
   During the year, the U.S. dollar rose in value against many currencies, notably the Japanese yen. This had a negative effect on investment opportunities in some countries. The Series' performance benefited from not having any Japanese bonds during the year, and management expects to again avoid this market in 1997. In recent months, the Series has put more emphasis on bonds in countries such as Canada and Australia, whose basic unit of exchange is a "dollar." Such currencies tend to be linked to the value of the U.S. dollar.
   Investing in international bonds involves special risks. Currency exchange rates fluctuate, affecting the value of bond income and principal.
Governments in some parts of the world are less stable, which has the potential to affect the payment of interest and return of principal.
Generally, these risks can be quantified and managed.
   For the seven months ended December 31, 1996, the Series provided a total return of +11.79% with dividends reinvested. Performance for this short time, however, should not be viewed as indicative of future results.

------------------------------------------------------------------------------
Global Bond Series Investment Objective
To seek current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.
------------------------------------------------------------------------------

Investment Outlook
   As of this writing, long-term Canadian bonds offered higher yields relative to comparable maturity U.S. Treasuries. Since Canada's inflation rate of 1.5% during 1996 was less than half that of the U.S., we believe there is potential real value for U.S. investors in this market in the months ahead.
   In Western Europe, the Series held bonds of countries where we believe central bankers are making a serious effort to keep inflation in check and reforming government fiscal policy to qualify for membership in the European Monetary Union such as Spain.
   A country's politics affect the returns of any government bond investment. Fiscal 1996 may have been a watershed year for the U.S., given the Federal Reserve's successful anti-inflation monetary policy and the apparent consensus among elected leaders regarding welfare and other fiscal policies.
   Nevertheless, we believe better bond values can be found abroad in 1997. Even after factoring in overseas currency fluctuations, including the possibility that the U.S. dollar will continue to rise in value against other currencies, as it did in 1996, we believe overseas bonds appear attractive.



                                              Solomon Brothers World
    Global Bond Series                         Government Bond Index
------------------------                       ---------------------


Month End
---------
05/01/96           $10,000                           $10,000
06/30/96           $10,170                           $10,079
07/31/96           $10,341                           $10,273
08/31/96           $10,492                           $10,313
09/30/96           $10,673                           $10,355
10/31/96           $10,987                           $10,548
11/30/96           $11,220                           $10,688
12/31/96           $11,260                           $10,601


                                  Global Bond Series
                                Aggregate Total Return
                               ------------------------
                            Lifetime               +11.79%
                              Through December 31, 1996


Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for the short period since the Series' inception may not be indicative of longer term results.

*The chart above shows a $10,000 investment in both the Global Bond Series and the Salomon Brothers World Government Bond Index for the period from the Series' inception on May 2, 1996, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Delaware Group Premium Fund-Equity/Income Series
Statement of Net Assets
December 31, 1996

                                      Number   Market
                                    of Shares   Value
COMMON STOCK-96.91%
Aerospace & Defense-1.46%
General Dynamics..............        34,500 $2,432,250
                                             ----------
                                              2,432,250
                                             ----------
Automobiles & Automotive Parts-4.86%
Ford Motor....................       118,000  3,761,250
General Motors................        47,400  2,642,550
ITT Industries................        69,300  1,697,850
                                             ----------
                                              8,101,650
                                             ----------

Banking, Finance & Insurance-21.35%
American General..............        47,200  1,929,300
AmSouth Bancorporation........        37,900  1,833,413
Aon...........................        59,250  3,680,906
Bank of Boston................        33,300  2,139,525
Chase Manhattan...............        33,600  2,998,800
CIGNA.........................        16,500  2,254,313
Crestar Financial.............        35,600  2,647,750
First Chicago NBD.............        44,125  2,371,719
First Union...................        31,000  2,294,000
ITT Hartford Group............        45,000  3,037,500
Mellon Bank...................        33,800  2,399,800
Mercantile Bancorporation.....        42,900  2,203,988
Signet Banking................        29,900    919,425
Summit Bancorp................        59,650  2,609,688
U.S. Bancorp..................        50,400  2,264,850
                                             ----------
                                             35,584,977
                                             ----------

Buildings & Materials-1.17%
Armstrong World Industries....        17,100  1,188,450
Masco.........................        21,100    759,600
                                              ---------
                                              1,948,050
                                              ---------
Cable, Media & Publishing-2.30%
McGraw-Hill...................        83,100  3,832,988
                                              ---------
                                              3,832,988
                                              ---------
Chemicals-5.20%
duPont (E.I.) deNemours.......        51,700  4,879,188
Imperial Chemical ADR.........        27,100  1,409,200
Rhone-Poulenc ADR.............        35,000  1,185,625
Witco.........................        38,900  1,186,450
                                              ---------
                                              8,660,463
                                              ---------

----------
Top 10 stock holdings, representing 24.7% of net assets, are in bold.

                                      Number   Market
                                    of Shares   Value
COMMON STOCK (Continued)
Electronics & Electrical
  Equipment-6.44%
AMP...........................        50,900 $1,953,288
Eaton.........................        31,100  2,169,225
Hubbell Class B...............        20,000    865,000
Thomas & Betts................        59,900  2,658,063
Xerox.........................        58,600  3,083,825
                                             ----------
                                             10,729,401
                                             ----------
Energy-9.20%
British Petroleum ADR.........        21,547  3,046,276
Mobil.........................        29,800  3,643,050
Texaco........................        37,500  3,679,688
USX-Marathon Group............       122,000  2,912,750
Williams......................        54,750  2,053,125
                                             ----------
                                             15,334,889
                                             ----------
Food, Beverage & Tobacco-7.85%
American Brands...............        26,600  1,320,025
Anheuser-Busch................        47,200  1,888,000
Heinz (H.J.)..................        73,700  2,634,775
Philip Morris.................        29,200  3,288,650
Quaker Oats...................        48,700  1,856,688
RJR Nabisco Holdings..........        61,540  2,092,360
                                             ----------
                                             13,080,498
                                             ----------
Healthcare & Pharmaceuticals-14.38%
American Home Products........        49,800  2,919,525
Baxter International..........        96,400  3,952,400
Bristol-Myers Squibb..........        33,200  3,610,500
Glaxo Wellcome ADR............        54,400  1,727,200
Pharmacia & Upjohn............       108,600  4,303,275
SmithKline Beecham ADR Unit...        71,000  4,828,000
Tambrands.....................        39,000  1,594,125
Warner-Lambert................        13,700  1,027,500
                                             ----------
                                             23,962,525
                                             ----------
Metals & Mining-1.81%
Freeport-McMoRan Copper & Gold
  Class B.....................        68,400  2,043,450
Reynolds Metals...............        17,300    975,288
                                              ----------
                                              3,018,738
                                              ----------
Paper & Forest Products-3.90%
Georgia-Pacific...............        17,500  1,260,000
Temple-Inland.................        40,040  2,167,165
Union Camp....................        22,000  1,050,500
Weyerhaeuser..................        42,600  2,018,175
                                             ----------
                                              6,495,840
                                             ----------

                                      Number   Market
                                    of Shares   Value
COMMON STOCK (Continued)
Retail-2.46%
May Department Stores.........        43,300 $2,024,275
Penney (J.C.).................        42,600  2,076,750
                                             ----------
                                              4,101,025
                                             ----------
Telecommunications-5.14%
ALLTEL........................        57,700  1,810,338
BCE...........................        42,900  2,048,475
BellSouth.....................        38,500  1,554,438
Frontier......................       139,100  3,147,138
                                              ----------
                                              8,560,389
                                              ----------
Transportation & Shipping-4.19%
Conrail.......................        16,500  1,643,813
Norfolk Southern..............        11,500  1,006,250
Union Pacific.................        72,200  4,341,025
                                              ----------
                                              6,991,088
                                             ----------
Utilities-1.02%
PECO Energy...................        67,500  1,704,375
                                             ----------
                                              1,704,375
                                             ----------
Miscellaneous-4.18%
Minnesota Mining & Manufacturing      36,000  2,983,500
Pitney Bowes..................        73,000  3,978,500
                                             ----------
                                              6,962,000
                                             ----------
Total Common Stock
(cost $140,172,412)...........              161,501,146
                                            -----------

                                                      Number    Market
                                                     of Shares   Value
CONVERTIBLE PREFERRED STOCK-0.65%
Banking, Finance & Insurance-0.65%
Salomon 7.625% pfd cv Series FSA                      35,000   $1,080,625
                                                               ----------
Total Convertible Preferred Stock
  (cost $931,875).............                                  1,080,625
                                                               ----------
                                                  Principal
                                                   Amount
REPURCHASE AGREEMENTS-5.38%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $2,452,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $2,508,375 and $991,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $1,037,163)...............         $3,474,000    3,474,000
With J.P. Morgan Securities 6.60% 1/2/97
  (dated 12/31/96, collateralized by $2,452,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $2,652,235 and $452,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $450,018)................           3,040,000    3,040,000
With PaineWebber 6.60% 1/2/97 (dated 12/31/96,
  collateralized by $634,000 U.S. Treasury Notes
  6.75% due 5/31/99, market value $649,030 and
  $1,716,000 U.S. Treasury Notes 7.75% due
  1/31/00, market value $1,856,770).....           2,452,000    2,452,000
                                                               ----------
Total Repurchase Agreements
  (cost $8,966,000).....................                        8,966,000
                                                               ----------


TOTAL MARKET VALUE OF SECURITIES-102.94% (cost $150,070,287)...........................................        171,547,771

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(2.94%)................................................         (4,901,194)
                                                                                                              ------------
NET ASSETS APPLICABLE TO 10,426,800 SHARES ($.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $15.98 PER SHARE-100.00%...............................................................       $166,646,577
                                                                                                              ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with 50,000,000 shares
  allocated to the Series.............................................................................        $129,796,356
Accumulated undistributed:
  Net investment income...............................................................................             761,574
  Net realized gain on investments....................................................................          14,611,163
  Net unrealized appreciation of investments..........................................................          21,477,484
                                                                                                              ------------
Total net assets......................................................................................        $166,646,577
                                                                                                              ============

-----------------------
ADR--American Depository Receipt

                             See accompanying notes

Delaware Group Premium Fund, Inc.-High Yield Series
Statement of Net Assets
December 31, 1996

                                                       Principal        Market
                                                        Amount          Value
 CORPORATE BONDS-93.53%
 Aerospace & Defense-0.86%
 K & F Industries sr sub debs 10.375% 9/1/04....     $   300,000    $   316,500
 UNC sr sub nts 11.00% 6/1/06...................         250,000        267,500
                                                                    -----------
                                                                        584,000
                                                                    -----------

 Automobiles & Automotive Parts-5.10%
*CSK Auto sr sub nts 11.00% 11/1/06.............         500,000        517,500
 Collins & Aikman sr sub nts 11.50% 4/15/06.....         500,000        546,250
*Delco Remy International
   sr sub nts 10.625% 8/1/06....................         250,000        264,063
 Exide sr sub def debs 0.00% 12/15/04...........         700,000        644,000
 Exide sr nts 10.75% 12/15/02...................         100,000        105,250
 Harvard Industries sr nts 11.125% 8/1/05.......         400,000        334,000
*Motors & Gears sr nts 10.75% 11/15/06..........         500,000        516,875
*Ryder Transportation sr sub nts 10.00% 12/1/06.         500,000        520,000
                                                                    -----------
                                                                      3,447,938
                                                                    -----------

 Banking, Finance & Insurance-2.71%
 Aetna Industries sr nts 11.875% 10/1/06.......        1,500,000      1,616,250
 Life Partners sr sub nts 12.75% 7/15/02.......          200,000        216,000
                                                                    -----------
                                                                      1,832,250
                                                                    -----------

 Buildings & Materials-2.68%
*Atrium sr sub nts 10.50% 11/15/06..............         500,000        507,500
 Clarks Material sr nts 10.75% 11/15/06.........         500,000        525,000
 NVR sr nts 11.00% 4/15/03......................         250,000        262,500
*Safelite Glass sr sub nts 9.875% 12/15/06......         500,000        515,000
                                                                    -----------
                                                                      1,810,000
                                                                    -----------

 Cable, Media & Publishing-8.42%
 Adelphia Communications
   sr debs 12.50% 5/15/02......................          300,000        308,250
 Adelphia Communications
   sr debs 11.875% 9/15/04.....................          200,000        201,250
 Allbritton sr sub debs 11.50% 8/15/04.........          150,000        159,000
 Cablevision Industries sr debs 9.25% 4/1/08...          200,000        213,750
 Cablevision Systems sr sub nts 9.875% 5/15/06.          500,000        511,875
 Galaxy Telecommunication L.P.
   sr sub nts 12.375% 10/1/05..................          500,000        531,250
 Intermed Capital Partners sr nts 11.25% 8/1/06          500,000        515,000

                                                       Principal       Market
                                                         Amount        Value
  CORPORATE BONDS (Continued)
  Cable, Media & Publishing (Continued)
 *Katz Media sr sub nts 10.50% 1/15/07..........     $   600,000    $   615,000
  Lamar Advertising co gtd 9.625% 12/1/06.......         500,000        516,250
  Marcus Cable sr disc nts 0.00% 12/15/05.......         800,000        568,000
  Rogers Cablesystems sr sec nts 10.00% 12/1/07.         440,000        464,200
  Rogers Cablesystems sr sub nts 11.00% 12/1/15.         270,000        291,600
  Sullivan Graphics sr sub nts 12.75% 8/1/05....         500,000        490,000
  Universal Outdoor sr sub nts 9.75% 10/15/06...         300,000        310,500
                                                                    -----------
                                                                      5,695,925
                                                                    -----------

  Chemicals-6.74%
  Astor sr sub nts 10.50% 10/15/06..............         650,000        671,125
  BPC Holding sr nts 12.50% 6/15/06.............         400,000        425,000
  Harris Chemical sr sub nts 10.75% 10/15/03....         500,000        518,750
  ISP Holding sr nts 9.00% 10/15/03.............         500,000        509,375
  NL Industries sr sec nts 11.75% 10/15/03......         265,000        281,563
  NL Industries sr sec disc nts 0.00% 10/15/05..         600,000        517,500
  Sterling Chemicals sr sub nts 11.75% 8/15/06..       1,000,000      1,055,000
  TEXAS Petrochemical
    sr sub nts 11.125% 7/1/06...................         250,000        269,375
  UCC Investors Holding sub nts 0.00% 5/1/05....         350,000        314,125
                                                                    -----------
                                                                      4,561,813
                                                                    -----------
  Computers & Technology-3.78%
  ADT Operations sr sub nts 9.25% 8/01/03.......       1,000,000      1,070,000
 *Statia Terminals mtg nts 11.75% 11/15/03......         500,000        520,000
  Unisys sr nts 12.00% 4/15/03..................         750,000        799,688
  Unisys nts 11.75% 10/15/04....................         160,000        170,400
                                                                    -----------
                                                                      2,560,088
                                                                    -----------

  Consumer Products-4.07%
  E & S Holdings sr sub nts 10.375% 10/1/06.....         250,000        261,875
  Lifestyle Furnishings co gtd 10.875% 8/1/06...         500,000        542,500
  Prime Succession Acquisition
    sr sub nts 10.75% 8/15/04...................         200,000        217,000
 *Rayovac sr sub nts 10.25% 11/1/06.............         250,000        258,125
  Revlon Worldwide sr sec disc nts 0.00% 3/15/98         500,000        431,250
  Shop Vac sr sub nts 10.625% 9/1/03............         500,000        527,500
 *William Carter sr sub nts 10.375% 12/1/06.....         500,000        513,750
                                                                    -----------
                                                                      2,752,000
                                                                    -----------

High Yield Series
Statement of Net Assets (Continued)
                                                    Principal           Market
                                                     Amount             Value
  CORPORATE BONDS (Continued)
  Electronics & Electrical Equipment-2.58%
  Advanced Micor Devices sr nts 11.00% 8/1/03 ..     $   600,000    $   651,000
  Pierce Leahy sr sub nts 11.125% 7/15/06 ......       1,000,000      1,095,000
                                                                    -----------
                                                                      1,746,000
                                                                    -----------
  Energy-4.14%
  Clark USA sr nts 10.875% 12/1/05 .............         500,000        520,000
  Kelley Oil & Gas sr sub nts 10.375% 10/15/06 .         300,000        312,000
  MESA Operating sr sub nts 10.625% 7/1/06 .....       1,000,000      1,090,000
  MESA Operating sr sub nts 11.625% 7/1/06 .....         500,000        347,500
  Mariner Energy sr sub nts 10.50% 8/1/06 ......         500,000        532,500
                                                                    -----------
                                                                      2,802,000
                                                                    -----------
  Environmental Services-0.78%
 *Allied Waste North America
    sr sub nts 10.25% 12/1/06. .................         500,000        527,500
                                                                    -----------
                                                                        527,500

  Food, Beverage & Tobacco-4.23%
  Carrols sr nts 11.50% 8/15/03 ................         200,000        213,000
  Core-Mark sr sub nts 11.375% 9/15/03 .........         475,000        489,250
 *Delta Beverage Group sr nts 9.75% 12/15/03 ...         825,000        845,625
  International Home Foods
    sr sub nts 10.375% 11/1/06 .................         500,000        520,000
  Mafco sr sub nts 11.875% 11/15/02 ............         250,000        265,000
  TLC Beatrice International Holdings
    sr nts 11.50% 10/1/05.......................         500,000        531,250
                                                                    -----------
                                                                      2,864,125
                                                                    -----------

  Healthcare & Pharmaceuticals-4.02%
  Dade International sr sub nts 11.125% 5/1/06 .         400,000        433,000
  Dynacare sr nts 10.75% 1/15/06 ...............         500,000        506,250
  General Nutrition sr sub nts 11.375% 3/1/00 ..         185,000        192,400
  Imed sr sub nts 9.75% 12/1/06 ................         500,000        511,250
  Owens & Minor sr sub nts 10.875% 6/1/06 ......       1,000,000      1,075,000
                                                                    -----------
                                                                      2,717,900
                                                                    -----------


                                                       Principal        Market
                                                        Amount           Value
  CORPORATE BONDS (Continued)
  Industrial Machinery-4.22%
  Calmar sr sub nts 11.50% 8/15/05$ ............         500,000    $   518,750
  Foamex L.P. sr sub debs 11.875% 10/1/04 ......         400,000        429,000
  Goss Graphics System sr
    sub nts 12.00% 10/15/06 ....................         500,000        511,250
 *IMO Industries sr sub nts 11.75% 5/1/06 ......         500,000        461,250
  International Wire Group
    sr sub nts 11.75% 6/1/05 ...................         500,000        542,500
  Jordan Industries sr nts 10.375% 8/1/03 ......         400,000        396,000
                                                                    -----------
                                                                      2,858,750
                                                                    -----------

  Leisure, Lodging & Entertainment-5.74%
  AMF Group sr disc nts 0.00% 3/15/06 ..........       1,000,000        662,500
  AMF Group sr sub nts 10.875% 3/15/06 .........         500,000        528,750
  Argosy Gaming mtg nts 13.25% 6/1/04 ..........         620,000        584,350
  Cinemark sr nts 9.625% 8/1/08 ................         975,000        984,750
  Coleman Holdings nts 0.00% 5/27/98 ...........         500,000        416,250
  Eldorado Resorts LLC sr sub nts 10.50% 8/15/06         200,000        212,000
  Trump-Atlantic City mtg nts 11.25% 5/1/06 .....        500,000        495,000
                                                                    -----------
                                                                      3,883,600
                                                                    -----------
  Metals & Mining-7.02%
  AK Steel sr nts 10.75% 4/1/04 ................         750,000        819,375
  Algoma Steel mtg nts 12.375% 7/15/05 .........         400,000        434,000
  Commonwealth Aluminum
    sr sub nts 10.75% 10/1/06 ..................         300,000        309,000
  G.S.Technologies sr nts 12.00% 9/1/04 ........       1,100,000      1,142,625
  G.S.Technologies sr nts 12.25% 10/1/05 .......         750,000        789,375
  Interlakes sr nts 12.00% 11/15/01 ............         400,000        431,000
  NS Group units 13.50% 7/15/03 ................         400,000        417,000
  Weirton Steel sr nts 11.375% 7/1/04 ..........         400,000        408,000
                                                                    -----------
                                                                      4,750,375
                                                                    -----------

High Yield Series
Statement of Net Assets (Continued)
                                                         Principal      Market
                                                          Amount        Value
  CORPORATE BONDS (Continued)
  Packaging & Containers-4.03%
  Gaylord Container sr nts 11.50% 5/15/01 ......     $   500,000    $   533,750
  Ivex Packaging sr sub nts 12.50% 12/15/02 ....         450,000        487,125
  Plastic Containers sr nts 10.00% 12/15/06 ....         500,000        517,500
  Silgan Holdings sr disc debs 0.00% 12/15/02 ..         294,000        300,615
 *Spinnaker Industries sr nts 10.75% 10/15/06 ...        500,000        517,500
  U.S.Can sr nts 10.125% 10/15/06 ..............         350,000        368,375
                                                                    -----------
                                                                      2,724,865
                                                                    -----------
  Paper & Forest Products-10.00%
  Crown Paper sr sub nts 11.00% 9/1/05 .........          50,000         47,000
  Florida Coast Paper LLC mtg nts 12.75% 6/1/03          500,000        545,000
  Four M sr nts 12.00% 6/1/04 ..................      $1,000,000      1,055,000
  MAXXAM Group sr sec nts 11.25% 8/1/03 ........         950,000        976,125
 *MAXXAM Group sr sec nts 12.00% 8/1/03 ........         600,000        613,500
  Pacific Lumber sr nts 10.50% 3/1/03 ..........         700,000        714,000
  Repap Wisconsin sr nts 9.875% 5/1/06 .........       1,000,000      1,017,500
  Riverwood International unsec
    sr sub nts 10.875% 4/1/08 ..................         600,000        555,000
  S.D. Warren sr sub nts 12.00% 12/15/04 .......         175,000        189,438
  Stone Container sr nts 11.50% 10/1/04 ........         250,000        263,125
  Stone Container sr nts 11.875% 12/1/98 .......         250,000        263,750
  Stone Container sr nts 11.875% 8/1/16 ........         500,000        530,000
                                                                    -----------
                                                                      6,769,438
                                                                    -----------
  Retail-2.16%
  Finlay Fine Jewelry sr nts 10.625% 5/1/03 ....         110,000        115,500
  Fleming sr nts 10.625% 12/15/01 ..............         500,000        508,750
  Ralph's Grocery sr sub nts 13.75% 6/15/05 ....         400,000        432,500
  Specialty Paperboard sr nts 9.375% 10/15/06 ..         400,000        405,000
                                                                    -----------
                                                                      1,461,750
                                                                    -----------

                                                        Principal       Market
                                                          Amount        Value
  CORPORATE BONDS (Continued)
  Telecommunications-4.45%
  Jacor Communications co gtd 9.75% 12/15/06 ...     $   500,000    $   515,000
  Rogers Cantel Mobile Communications
    sr sub nts 11.125% 7/15/02 .................       1,200,000      1,272,000
  Teleport Communications sr nts 9.875% 7/1/06 .         500,000        532,500
  Teleport Communications sr disc nts
    0.00% 7/1/07 ...............................       1,000,000        691,250
                                                                    -----------
                                                                      3,010,750
                                                                    -----------
  Textiles & Furniture-0.39%
  Clark-Schwebel sr nts 10.50% 4/15/06                   250,000        266,250
                                                                    -----------
                                                                        266,250
                                                                    -----------


  Transportation & Shipping-1.08%
  Ameriking sr nts 10.75% 12/1/06 ..............         100,000       103,500
 *Blue Bird Body sr sub nts 10.75% 11/15/06 ....         600,000       627,000
                                                                    -----------
                                                                       730,500
                                                                    -----------
  Utilities-2.77%
  AES sr sub nts 10.25% 7/15/06 ................         750,000       811,875
  Calpine sr nts 10.50% 5/15/06 ................       1,000,000     1,063,750
                                                                    -----------
                                                                     1,875,625
                                                                    -----------
  Miscellaneous-1.56%
  Coinmach sr nts 11.75% 11/15/05 ..............         500,000       538,750
 *Hawk sr nts 10.25% 12/1/03 ...................         500,000       515,000
                                                                    -----------
                                                                     1,053,750
                                                                    -----------
  Total Corporate Bonds (cost $60,770,246 ) ....                    63,287,192
                                                                    -----------

  U.S. TREASURY OBLIGATIONS-0.58%
  U.S. Treasury Notes 8.50% 4/15/97 ............         390,000       393,498
                                                                    -----------
  Total U.S. Treasury Obligations
    (cost $397,313 ) ...........................                       393,498
                                                                    -----------

High Yield Series
Statement of Net Assets (Continued)
                                                      Number           Market
                                                      of Shares         Value
PREFERRED STOCKS-1.61%
Utilities-0.80%
El Paso Electric pik............................         5,000      $   540,041

Packaging & Containers-0.81%
Silgan Holdings pik ............................           516          551,093
                                                                    -----------
Total Preferred Stocks (cost $1,000,000 ) ......                      1,091,134
                                                                    -----------


CONVERTIBLE PREFERRED STOCKS-0.37%
Retail-0.37%
Pantry Pride $14.875 cv pfd ....................         2,500          250,311
                                                                    -----------
Total Convertible Preferred Stocks
  (cost $262,500 ) .............................                        250,311
                                                                    -----------
RIGHTS-0.00%
Industrial Machinery-0.00%
Terex-Appreciation Rights ......................           800            1,600
                                                                    -----------
Total Rights (cost $2,000 )...                                            1,600
                                                                    -----------

                                                      Principal         Market
                                                       Amount           Value
REPURCHASE AGREEMENTS-1.52%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $113,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $118,519 and $280,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $286,756) .......................      $397,000      $   397,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
  12/31/96, collateralized by $280,000 U.S. Treasury
  Notes 7.75% due 1/31/00, market value $303,230
  and $52,000 U.S. Treasury Notes 5.50% due
  4/15/00, market value $51,477) ...............       348,000          348,000
With PaineWebber 6.60% 1/2/97 (dated 12/31/96,
  collateralized by $73,000 U.S. Treasury Notes 6.75%
  due 5/31/99, market value $74,203 and $196,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $212,261) .......................       280,000          280,000
                                                                    -----------
Total Repurchase Agreements
  (cost $1,025,000) ............................                      1,025,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES (cost $63,457,059) -97.61% ...........................................     66,048,735

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.39%..................................................      1,615,942
                                                                                                          ------------
NET ASSETS APPLICABLE TO 7,379,775 SHARES ($.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $9.17 PER SHARE-100.00%................................................................    $67,664,677
                                                                                                          ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with 50,000,000 shares
 allocated to the Series .............................................................................    $68,170,049
Accumulated undistributed:
  Net realized loss on investments....................................................................     (3,097,048)
  Net unrealized appreciation of investments..........................................................      2,591,676
                                                                                                          ------------
Total net assets......................................................................................    $67,664,677
                                                                                                          ===========

-----------------------
*These securities are exempt from registration under Rule 144A of the Securities
 Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers (see note 6). At December 31, 1996, these securities amounted to $8,855,188 or 13.09% of net assets. Of these securities, none have been determined to be illiquid.

Summary of Abbreviations:
cv-convertible                    mtg-mortgage          sec-secured
co gtd-company guaranteed         nts-notes             sr-senior
debs-debentures                   pfd-preferred         sub-subordinated
disc-discount                     pik-pay-in-kind       unsec-unsecured

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Capital Reserves Series
Statement of Net Assets
December 31, 1996

                                                   Principal          Market
                                                     Amount           Value
  CORPORATE BONDS-26.85%
  Ahmanson (HF) & Company 6.35% 9/1/98          $   700,000        $   701,750
  Continental 7.25% 3/1/03 .....................    575,000            586,500
  Credit Foncier de France 8.00% 1/14/0 ........    340,000            359,975
  Federal Express  7.85% 1/30/15 ...............    440,000            454,850
 *Firststar 8.32% 12/15/26......................    315,000            318,150
  Ford Motor Credit 7.00% 9/25/01 ..............    850,000            865,938
  Humpuss 7.72% 12/15/09........................    300,000            294,000
  Key Bank of Washington 7.125% 8/15/06 ........    375,000            375,469
  Lehman Brothers Holdings 6.84% 9/25/98 .......    485,000            488,638
  MEPC Finance 7.50% 5/1/03 ....................    520,000            533,000
  News America Holdings 9.125% 10/15/99 ........    395,000            420,675
  Pep Boys 7.00% 6/1/05.........................    535,000            532,325
  Transamerica Financial 8.08% 11/4/99 .........    520,000            542,100
  Travelers/Aetna Property & Casualty
    6.75% 4/15/01...............................    975,000            981,094
                                                                    -----------
  Total Corporate Bonds (cost $7,343,117) ......                     7,454,464
                                                                    -----------
  U.S. TREASURY OBLIGATIONS-14.05%
  U.S. Treasury Notes 5.875% 4/30/98 ...........  1,650,000          1,653,267
  U.S. Treasury Notes 6.25% 7/31/98 ............     50,000             50,347
  U.S. Treasury Notes 6.375% 6/30/97 ...........  1,785,000          1,794,478
  U.S. Treasury Notes 6.50% 5/15/05 ............    400,000            402,776
                                                                    -----------
  Total U.S. Treasury Obligations
    (cost $3,896,042) ..........................                     3,900,868
                                                                    -----------
  MORTGAGE-BACKED SECURITIES-23.27%
  Federal Home Loan Mortgage Corporation-Gold
    7.00% 10/1/17...............................    181,740            180,377
  Federal Home Loan Mortgage Corporation
    7.50% 5/1/09................................    120,473            121,903
  Federal Home Loan Mortgage Corporation
    8.50% 9/1/08................................    149,581            155,003
  Federal Home Loan Mortgage Corporation-Gold
    8.50% 6/1/14................................    148,487            154,705

                                                      Principal         Market
                                                       Amount           Value
  MORTGAGE-BACKED SECURITIES (Continued)
  Federal National Mortgage Association
    6.50% 4/1/11............................... $   375,064        $   368,383
  Federal National Mortgage Association
    6.50% 2/1/26...............................     488,451            466,776
  Federal National Mortgage Association
    7.00% 1/1/24...............................     292,019            286,908
  Federal National Mortgage Association
    8.00% 1/1/10...............................     447,748            460,760
  Federal National Mortgage Association
    8.00% 9/1/16...............................     313,115            322,117
  Federal National Mortgage Association
    9.00% 10/1/06..............................     314,973            332,100
  Federal National Mortgage Association
    9.50% 11/1/21..............................     264,595            286,342
  Federal National Mortgage Association
    9.50% 5/1/22...............................     313,670            339,450
  Government National Mortgage Association
    7.50% 2023.................................     520,367            520,855
  Government National Mortgage Association
    9.00% 2021.................................   1,370,419          1,459,610
  Government National Mortgage Association
    10.00% 2020................................     262,657            289,661
  Government National Mortgage Association
    10.50% 2019................................     245,985            272,044
  Government National Mortgage Association
  11.00% 2009 to 2010..........................     121,047            135,196
  Government National Mortgage Association
    12.00% 2011 to 2013........................      69,461             79,445
  Government National Mortgage Association II
    12.00% 2014 to 2016........................     206,000            230,977
                                                                    -----------
  Total Mortgage-Backed Securities
    (cost $6,422,720 ).........................                       6,462,612
                                                                    -----------

Capital Reserves Series
Statement of Net Assets (Continued)

                                                  Principal            Market
                                                   Amount              Value
  AGENCY OBLIGATIONS-0.54%
  Federal Home Loan Bank 6.745% 4/17/97 ........  $150,000        $   150,550
                                                                    ---------
  Total Agency Obligations (cost $150,473) .....                      150,550
                                                                    ---------
  COLLATERALIZED MORTGAGE
    OBLIGATIONS-19.68%
  Asset Securitization Corporation
    Series 96-D2 A1 6.92% 2/14/29 ..............   493,181            492,718
    Series 96-D3 A1B 7.21% 10/13/26 ............   400,000            408,500
  Conti Series 96-MCI-D 7.80% 7/1/06 ...........   360,000            371,475
  Mortgage Capital Funding Series
    Series 96-MD2 A1 6.758% 12/21/26 ...........   655,000            655,921
    Series 96-MC2 C 7.224% 12/21/26 ............   200,000            199,750
  Nomura Asset Securities
    Series 96-MD5 A3 7.6373%  4/13/36 ..........   460,000            476,388
    Series 95-MD3 A1A 8.17% 3/4/20 .............   487,576            513,022
  Residential Accredit Loans
    Series 96-QS2 A3 7.05% 3/25/19 .............   680,000            681,381
    Series 96-QS3 AI3 7.29% 6/25/26 ............   225,000            226,477
    Series 95-QS1 A3 7.30% 6/25/21 .............   220,000            220,756
    Series 96-QS2 A6 7.45% 4/25/23 .............   540,000            539,747
  Residential Asset Securities
    Series 96-A4 A5 7.50% 9/25/26 ..............   540,000            543,375
  Resolution Trust Corporation
    Series 95-C1 A2B 6.55% 2/25/27 .............   135,321            134,834
                                                                    ---------
  Total Collaterized Mortgage Obligations
    (cost $5,418,502 )..........................                    5,464,344
                                                                    ---------

                                                   Principal           Market
                                                     Amount             Value
  MUNICIPAL BONDS-1.91%
  New York State Dorm Authority Revenue
    (Taxable Pension Obligations) 6.23% 10/1/98    $530,000      $    530,000
                                                                    ---------
  Total Municipal Bonds (cost $530,000)                               530,000
                                                                    ---------
  ASSET-BACKED SECURITIES-14.66%
  Advanta Series 93-1A2 5.95% 5/25/09 ..........     52,291            50,868
  American Financial Home Equity Loan Trust
    Series 94-2A 2A1 6.95% 6/25/24 .............    263,231           264,652
    Series 91-1A 8.00% 7/25/06 .................     39,274            40,215
  Case Equipment Loan Trust
    Series 95-B A3 6.15% 9/15/02 ...............    550,000           549,492
  Furst Series 96-2A2 6.46% 8/25/11 ............    615,000           611,156
  Green Tree Home Improvement Loan Trust
    Series 96-F HEA3 6.90% 1/15/28 .............    550,000           550,000
  IMC Home Equity Loan Trust
    Series 95-3 A2 6.50% 11/25/10 ..............    270,000           269,749
  NationsCredit Grantor Trust
    Series 96-A1 5.85% 9/15/11 .................    272,307           267,757
  Travelers Mortgage Securities
    Series 1-Z2 12.00% 3/1/14 ..................    196,488           223,505
  UCFC Home Equity Loan
    Series 1996-D1 6.541% 11/15/13 .............    325,000           324,591
    Series 96-B A3 7.30% 4/15/14 ...............    625,000           634,371
  World Omni Series 95-A A 6.05% 11/25/01 ......    283,531           283,842
                                                                    ---------
  Total Asset-Backed Securities
    (cost $4,057,480) ..........................                    4,070,198
                                                                    ---------

  TOTAL MARKET VALUE OF SECURITIES (cost $27,818,334)-100.96%..........................................        28,033,036

  LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.96%)..............................................         (265,423)
                                                                                                              -----------
  NET ASSETS APPLICABLE TO 2,864,716 SHARES ($.01 PAR VALUE) OUTSTANDING;
    EQUIVALENT TO $9.69 PER SHARE-100.00%..............................................................       $27,767,613
                                                                                                              ===========
  COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
  Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with
  50,000,000 shares allocated to the Series ..........................................................        $29,175,162
  Accumulated undistributed:
    Net investment income.............................................................................                468
    Net realized loss on investments..................................................................         (1,622,719)
    Net unrealized appreciation of investments........................................................            214,702
                                                                                                              -----------
  Total net assets....................................................................................        $27,767,613
                                                                                                              ===========

  *This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers (see note 6). At December 31, 1996, this security amounted to $318,150 or 1.15% of net assets.

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Multiple Strategy Series
Statement of Net Assets
December 31, 1996


                                                      Number            Market
                                                    of Shares            Value
COMMON STOCK-63.41%
Aerospace & Defense-2.07%
GenCorp.........................................      28,000        $   507,500
Lockheed Martin.................................      11,500          1,052,250
                                                                    -----------
                                                                      1,559,750
                                                                    -----------
Automobiles & Automotive Parts-1.43%
Danaher.........................................      23,100          1,077,038
                                                                    -----------
                                                                      1,077,038
                                                                    -----------
Banking, Finance & Insurance-9.85%
American International Group ...................      22,600          2,446,450
Chubb...........................................      21,600          1,161,000
Penncorp Financial Group........................      15,000            540,000
Southern National...............................      30,100          1,091,125
State Street Boston.............................      22,300          1,438,350
UNUM............................................      10,400            751,400
                                                                    -----------
                                                                      7,428,325
Buildings & Materials-1.41%
Foster Wheeler..................................      28,600          1,061,775
                                                                    -----------
                                                                      1,061,775
                                                                    -----------
Cable, Media & Publishing-2.10%
Banta...........................................      27,950            634,116
Reynolds & Reynolds Class A.....................      36,500            949,000
                                                                    -----------
                                                                      1,583,116
                                                                    -----------
Chemicals-0.58%
Witco...........................................      14,300            436,150
                                                                    -----------
                                                                        436,150
Computers & Technology-3.05%
Hewlett-Packard.................................       8,000            402,000
Wallace Computer Services.......................      55,000          1,897,500
                                                                    -----------
                                                                      2,299,500
                                                                    -----------
Consumer Products-2.83%
General Electric................................       6,000            593,250
Masco...........................................      16,000            576,000
Procter & Gamble................................       9,000            967,500
                                                                    -----------
                                                                      2,136,750
                                                                    -----------
------------------
Top 10 stock holdings representing 26.8% of net assets, are in hold.

                                                   Number              Market
                                                   of Shares           Value
COMMON STOCK (Continued)
Electronics & Electrical-1.70%
Raychem.........................................      7,100         $   568,888
Teleflex........................................     13,700             714,113
                                                                    -----------
                                                                      1,283,001
                                                                    -----------
Energy-2.83%
Compagnie Francaise de Petroleum Total..........     12,958             521,560
Kerr-McGee......................................     15,800           1,137,600
Royal Dutch Petroleum ..........................      2,800             478,100
                                                                    -----------
                                                                      2,137,260
                                                                    -----------
Farming & Agriculture-2.92%
ConAgra.........................................     44,300           2,203,925
                                                                    -----------
                                                                      2,203,925
                                                                    -----------
Food, Beverage & Tobacco-3.41%
Philip Morris...................................     22,800           2,567,850
                                                                    -----------
                                                                      2,567,850
                                                                    -----------
Healthcare & Pharmaceuticals-10.35%
American Home Products..........................      8,100             474,863
Baxter International ...........................     13,000             533,000
Columbia/HCA Healthcare.........................     52,800           2,151,600
Hillenbrand Industries..........................     13,800             500,250
Pharmacia & Upjohn..............................     12,900             511,163
Schering-Plough.................................     25,600           1,657,600
SmithKline Beecham..............................     29,100           1,978,800
                                                                    -----------
                                                                      7,807,276
                                                                    -----------
Industrial Machinery-1.08%
General Signal..................................     19,000             812,250
                                                                    -----------
                                                                        812,250
Real Estate-2.95%
Colonial Properties Trust.......................      9,000             273,375
Developers Diversified Realty ..................     13,800             512,325
Health Care Property Investors .................     13,700             479,500
Nationwide Health Properties ...................     22,600             548,050
Sun Communities.................................     12,000             414,000
                                                                    -----------
                                                                      2,227,250
                                                                    -----------

Mulitiple Strategy Series
Statement of Net Assets (Continued)

                                                    Number              Market
                                                   of Shares            Value
COMMON STOCK (Continued)
Retail-2.88%
May Department Stores...........................    15,900         $    743,325
Rite Aid........................................    28,700            1,140,825
Storage Trust Realty............................     3,900              105,300
Storage USA.....................................     4,800              180,600
                                                                    -----------
                                                                      2,170,050
                                                                    -----------
Telecommunications-1.68%
ALLTEL..........................................    40,400            1,267,550
                                                                    -----------
                                                                      1,267,550
                                                                    -----------
Textiles, Apparel & Furniture-2.14%
HON Industries..................................     8,700              288,188
Miller (Herman).................................    23,500            1,326,281
                                                                    -----------
                                                                      1,614,469
                                                                    -----------
Utilities-2.76%
CMS Energy......................................    32,000            1,076,000
Edison International............................    16,000              318,000
Illinova........................................    24,900              684,750
                                                                    -----------
                                                                      2,078,750
                                                                    -----------
Miscellaneous-5.39%
Pentair.........................................    17,800              574,050
Service International...........................    15,800              442,400
Tompkins ADR....................................    28,000              518,000
Tyco International..............................    47,800            2,527,425
                                                                    -----------
                                                                      4,061,875
                                                                    -----------
Total Common Stock (cost $37,543,098)                                47,813,910
                                                                    -----------
CONVERTIBLE PREFERRED STOCK-0.32%
Metals & Mining-0.32%
Freeport-McMoRan Copper & Gold
  5.00% pfd cv..................................     8,700              241,425
                                                                    -----------
Total Convertible Preferred Stock
  (cost $201,026 )..............................                        241,425
                                                                    -----------

                                                   Principal           Market
                                                    Amount             Value
U.S. TREASURY OBLIGATIONS-4.35%
U.S. Treasury Notes 6.375%  1/15/00............. $   85,000         $    85,823
U.S. Treasury Notes 6.375% 8/15/02..............    160,000             161,221
U.S. Treasury Bond  7.50% 11/15/16..............    650,000             704,327
U.S. Treasury Bond 7.50% 11/15/24...............  2,125,000           2,326,577
                                                                    -----------
Total   U.S. Treasury Obligations
  (cost $3,125,636).............................                      3,277,948
                                                                    -----------
ASSET-BACKED SECURITIES-5.20%
ADVANTA Series 93-1A2 5.95% 5/25/09.............     69,721              67,824
American Finance Home Equity
  Series 94-2 A1 6.95% 6/25/24..................     74,499              74,901
  Series 92-5 A 7.20% 2/15/08...................    119,274             119,945
  Series 91-1 A 8.00% 7/25/06...................     13,909              14,243
Case Equipment Loan Trust
  Series 95-B A3 6.15% 9/15/02..................    500,000             499,539
FURST Series 96-2 A2 6.46% 8/25/11 .............    555,000             551,531
Green Tree Home Improvement Loan Trust
  Series 96-F HEA3 6.90% 1/15/28 ...............    370,000             370,000
IMC Home Equity Loan Trust
  Series 95-3 A2 6.50% 11/25/10 ................    225,000             224,791
NationsCredit Grantor Trust
  Series 96-1A 5.85% 9/15/11....................    200,225             196,880
Neiman Marcus Group
  Series 95-1A 7.60% 6/15/03 ...................    400,000             414,965
Norwest Asset Securities
  Series 97-1 A8 7.25% 2/25/12 .................    450,000             450,984
UCFC Home Equity Loan
  Series 96-D1 6.541% 11/15/13 .................    300,000             299,618
  Series 96-B A3 7.30% 4/15/14 .................    460,000             466,897
World Omni Series 95-A 6.05% 11/25/01 ..........    165,393             165,574
                                                                    -----------
Total Asset-Backed Securities
  (cost $3,916,050) ............................                      3,917,692
                                                                    -----------

                                                    Principal           Market
                                                      Amount             Value
COLLATERALIZED MORTGAGE
  OBLIGATIONS-6.21%
Asset Securitization Corporation
  Series 96-D2 A1 6.92% 2/14/29 ................   $374,817         $   374,466
  Series 96-D3 A1B 7.21% 10/13/26 ..............    360,000             367,650
Chase Commercial Mortgage Securities
  Series 96-2 C 6.90% 11/19/06 .................    250,000             244,063
Conti Series 96-MC1 D 7.80% 4/15/06 ............    300,000             309,563
Mortgage Capital Funding
  Series 96-MC2 A1 6.758% 12/21/26..............    570,000             570,802
  Series 96-MC2 C 7.224% 12/21/26 ..............    175,000             174,781

Nomura Asset Securities
  Series 96-MD5 A3 7.6373% 4/13/36..............    340,000             352,113
  Series 95-MD3 A1A 8.17% 3/4/20 ...............    348,269             366,444
Residential Accredit Loans
  Series 96-QS2 A3 7.05% 3/25/19 ...............    400,000             400,813
  Series 96-QS3 AI3 7.29% 6/25/26 ..............    200,000             201,313
  Series 95-QS1 A3 7.30% 6/25/21 ...............    180,000             180,619
  Series 96-QS2 A6 7.45% 4/25/23 ...............    445,000             444,791
Residential Asset Securities
  Series 96-A4 A5 7.50% 9/25/26 ................    445,000             447,781
Resolution Trust Corporation
  Series 95-C1 A2B 6.55% 2/25/27 ...............     99,235              98,879
Travelers Mortgage Securities
  Series 1 Z2 12.00% 3/1/14 ....................    132,251             150,436
                                                                    -----------
Total Collateralized Mortgage Obligations
  (cost $4,646,450).............................                      4,684,514
                                                                    -----------
MORTGAGE-BACKED SECURITIES-7.20%
Federal National Mortgage Association
  6.50% 2/1/26..................................    683,831             653,486
Federal National Mortgage Association
  7.00% 1/1/24..................................    661,909             650,326
Federal National Mortgage Association
  8.00% 1/1/10..................................    242,793             249,849
Federal National Mortgage Association
  8.00% 9/1/16..................................    210,004             216,042
Federal National Mortgage Association
  9.50% 6/1/19..................................    263,045             284,993
Federal National Mortgage Association
  9.50% 5/1/22..................................    231,396             250,414
Federal Home Loan Mortgage Corporation-Gold
  6.00% 3/1/11..................................    646,498             622,860
Federal Home Loan Mortgage Corporation
  7.00% 10/1/17.................................    103,324             102,549

                                                     Principal           Market
                                                       Amount            Value
MORTGAGE-BACKED SECURITIES
  (Continued)
Federal Home Loan Mortgage Corporation
  7.50% 5/1/09.................................. $   68,841          $   69,659
Federal Home Loan Mortgage Corporation
  8.50% 9/1/08..................................    105,174             108,986
Federal Home Loan Mortgage Corporation-Gold
  8.50% 6/1/14..................................     81,097              84,493
Government National Mortgage Association
  8.50% 8/15/21 to 11/15/21.....................    652,536             681,698
Government National Mortgage Association
  9.00% 6/15/21 to 11/15/21.....................  1,256,113           1,337,119
Government National Mortgage Association
  10.00% 1/15/18................................    104,827             115,604
                                                                    -----------
Total Mortgage-Backed Securities
  (cost $5,368,578).............................                      5,428,078
                                                                    -----------
CORPORATE BONDS-9.21%
ABN-AMRO Bank NV 8.25% 8/1/09 ..................     80,000              84,700
Ahmanson (HF) & Company 6.35% 9/1/98 ...........    500,000             501,250
Chase Manhattan 6.25% 1/15/06...................    385,000             364,788
Continental 7.25% 3/1/03........................    350,000             357,000
Credit Foncier de France 8.00% 1/14/02 .........    275,000             291,156
Federal Express 7.85% 1/30/15 ..................    450,000             465,188
Firstar Capital Trust I 8.32% 12/15/26 .........    260,000             262,600
Ford Motor Credit 7.00% 9/25/01 ................    800,000             815,000
Humpuss 7.72% 12/15/09..........................    200,000             196,000
Lehman Brothers Holdings 6.84% 9/25/98 .........    300,000             302,250
MBNA America Bank, NA 6.00% 12/26/00 ...........    450,000             441,563
MEPC Finance 7.50% 5/1/03.......................    385,000             394,625
News America Holdings 9.125% 10/15/99 ..........    295,000             314,175
Pep Boys 7.00% 6/1/05...........................    395,000             393,025
Santander Financial Issuances 6.80% 7/15/05 ....    175,000             172,156
Transamerica Financial 8.08% 11/4/99 ...........    340,000             354,450
Travelers/Aetna Property & Casualty
  6.75% 4/15/01.................................    775,000             779,844
U.S. Bancorp 8.125% 5/15/02.....................    430,000             456,875
                                                                    -----------
Total Corporate Bonds (cost $6,868,803) ........                      6,946,645
                                                                    -----------
AGENCY OBLIGATIONS-0.59%
Federal Home Loan Bank-Discount Note
  0.00% 1/23/97............... .................    450,000             448,529
                                                                    -----------
Total Agency Obligations (cost $448,529) .......                        448,529
                                                                    -----------

                                                    Principal            Market
                                                     Amount              Value
REPURCHASE AGREEMENTS-5.25%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $437,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $457,193 and $1,081,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $1,106,180)...................... $1,532,000          $1,532,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
  12/31/96, collateralized by $1,081,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $1,169,728 and $200,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $198,575)........................  1,341,000           1,341,000

                                                    Principal            Market
                                                     Amount              Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $280,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $286,243 and $757,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $818,809)........................ $1,081,000         $ 1,081,000
                                                                    -----------
Total Repurchase Agreements
  (cost $3,954,000).............................                      3,954,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES (cost $66,072,170)-101.74%............................................         76,712,741

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.74%)................................................        (1,310,634)
                                                                                                               -----------
NET ASSETS APPLICABLE TO 4,532,563 SHARES ($.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $16.64 PER SHARE-100.00%...............................................................        $75,402,107
                                                                                                               ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with
50,000,000 shares allocated to the Series ............................................................         $58,029,596
Accumulated undistributed:
  Net investment income...............................................................................           1,854,573
  Net realized gain on investments....................................................................           4,877,367
  Net unrealized appreciation of investments..........................................................          10,640,571
                                                                                                               -----------
Total net assets......................................................................................         $75,402,107
                                                                                                               ===========

------------------
ADR-American Depository Receipt

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Money Market Series
Statement of Net Assets
December 31, 1996


                                                   Principal             Market
                                                    Amount               Value
COMMERCIAL PAPER-67.44%
Financial Services-41.57%
ABN-AMRO North American Finance
  5.40% 3/6/97..................................    $1,000,000    $     990,400
Allianz of America Finance 5.31% 2/20/97 .......     1,000,000          992,625
Bayerische Girozentrale Landesbank
  5.30% 1/27/97.................................     1,000,000          996,172
Ciesco L.P. 5.38% 2/3/97........................       665,000          661,723
Ciesco L.P. 5.55% 2/06/97.......................       400,000          397,780
Commonwealth Bank of Australia 5.37% 2/12/97 ...     1,000,000          993,735
Metlife Funding 5.29% 2/13/97 ..................     1,000,000          993,681
Siemens Capital 5.29% 1/30/97 ..................     1,000,000          995,739
TECO Finance 5.35% 1/31/97......................     1,000,000          995,542
Transamerica Finance 5.30% 2/3/97 ..............     1,000,000          995,142
UBS Finance 8.00% 1/2/97........................     1,000,000          999,778
USAA Capital 5.29% 2/6/97.......................     1,000,000          994,710
                                                                    -----------
Total Financial Services........................                     11,007,027
                                                                    -----------
Industrial-9.04%
Golden Peanut 5.30% 1/29/97.....................     1,000,000          995,878
McCormick & Co. 5.31% 1/9/97....................       900,000          898,938
Sandoz 5.30% 1/9/97.............................       500,000          499,411
                                                                    -----------
Total Industrial................................                      2,394,227
                                                                    -----------
Mortgage Bankers and Brokers-16.83%
Bear Stearns 5.30% 5/14/97......................     1,000,000          980,419
CS First Boston Group 5.32% 1/23/97 ............     1,000,000          996,749
Goldman Sachs Group 5.35% 4/21/97 ..............     1,000,000          983,653
Merrill Lynch & Co. 5.38% 1/30/97 ..............       500,000          497,833
Morgan Stanley Group 5.32% 1/16/97 .............     1,000,000          997,783
                                                                    -----------
Total Mortgage Bankers and Brokers .............                      4,456,437
                                                                    -----------
Total Commercial Paper..........................                     17,857,691
                                                                    -----------

                                                    Principal           Market
                                                      Amount            Value
FLOATING RATE NOTES*-14.16%
Banc One Columbus 5.25% 1/7/97 .................    $1,000,000       $  999,506
Federal National Mortgage Association
  Medium-Term Note 5.42% 1/2/97 ................       500,000          499,632
Merrill Lynch Floating Rate Medium-Term Note
  5.68% 1/2/97..................................       500,000          500,000
Student Loan Marketing Association
  5.23% 1/3/97..................................     1,250,000        1,249,454
Student Loan Marketing Association
  5.47% 1/7/97..................................       500,000          499,813
                                                                    -----------
Total Floating Rate Notes.......................                      3,748,405
                                                                    -----------

U.S. GOVERNMENT AGENCY
OBLIGATIONS-4.68%
Federal National Mortgage Association Discount
  Note 5.36% 3/4/97.............................     1,000,000          990,769
Federal National Mortgage Association
  Medium-Term Note 4.97% 3/10/97 ...............       250,000          249,490
                                                                    -----------
Total U.S. Government Agency Obligations .......                      1,240,259
                                                                    -----------
MISCELLANEOUS INVESTMENTS-7.55%
Bank of America, Illinois 5.70% 5/28/97 ........       500,000          499,561
Bank of America NTSA 5.52% 11/21/97 ............       500,000          499,741
General Electric Capital Medium-Term Note
  5.10% 1/27/97.................................     1,000,000          999,731
                                                                    -----------
Total Miscellaneous Investments ................                      1,999,033
                                                                    -----------

                                                    Principal            Market
                                                     Amount              Value
REPURCHASE AGREEMENTS-6.67%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $483,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $493,919 and $195,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $204,166)........................     $684,000          $684,000
With J.P. Morgan Securities  6.60% 1/2/97 (dated
  12/31/96, collateralized by $89,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $88,779 and $483,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $522,487)........................      599,000           599,000

                                                    Principal            Market
                                                     Amount              Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $125,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $127,561 and $338,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $366,037)........................     $483,000      $    483,000
                                                                    -----------
Total Repurchase Agreements... .................                      1,766,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES -100.50% (WHICH EQUALS COST
  FOR FINANCIAL REPORTING AND INCOME TAX PURPOSES)....................................................     26,611,388

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.50%)...............................................      (132,834)
                                                                                                          ------------
NET ASSETS APPLICABLE TO 2,647,855 SHARES ($0.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $10.00 PER SHARE-100.00%..............................................................    $26,478,554
                                                                                                          ============
---------------------

*For Floating Rate Notes, the maturity date shown is the next interest reset date.

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Growth Series
Statement of Net Assets
December 31, 1996
                                                   Number               Market
                                                  of Shares             Value
  COMMON STOCK-81.28%
  Banking, Finance & Insurance-7.70%
  AMBAC.........................................     4,900          $   325,238
  Aames Financial...............................    22,950              823,331
  ADVANTA Class B...............................    11,100              453,019
  Blanch (E.W.) Holdings........................    28,500              573,563
  CMAC Investment...............................    27,400            1,006,950
  MBIA..........................................    10,800            1,093,500
 *Oxford Health Plans...........................     8,100              474,356
  The Money Store...............................    30,950              858,863
  United Healthcare.............................    12,000              540,000
                                                                    -----------
                                                                      6,148,820
                                                                    -----------
  Cable, Media & Publishing-1.56%
 *HA-LO Industries..............................    20,975              578,123
 *International Family Entertainment Class B....    10,500              162,750
  Reynolds & Reynolds Class A...................    19,400              504,400
                                                                    -----------
                                                                      1,245,273
                                                                    -----------
  Computers & Technology-22.99%
 *3COM...........................................   10,700              784,444
  Adobe Systems.................................    20,700              774,956
 *Affiliated Computer Services Class A ..........   50,800            1,492,250
 *BA MERCHANT SERVICES Class A...................   14,700              262,763
 *BISYS Group....................................   37,800            1,400,963
 *BMC Software...................................   33,200            1,379,875
 *Cascade Communications.........................   23,400            1,292,850
  Cognizant.....................................    16,800              554,400
 *Compuware......................................    7,400              370,925
 *DST Systems....................................    6,600              207,075
 *Documentum.....................................    5,700              194,513
  First Data....................................    33,246            1,213,479
 *Gartner Group Class A..........................   26,200            1,020,163
 *Gateway 2000...................................    4,300              230,319
  HBO...........................................    21,340            1,267,063
 *HCIA...........................................   19,600              679,875

----------
Top 10 stock holdings, representing 18.7% of net assets, are in bold.

                                                    Number           Market
                                                   of Shares          Value
  COMMON STOCK (Continued)
  Computers & Technology (Continued)
 *Ingram Micro- Class A..........................   43,600         $  1,002,800
 *Netscape Communications........................    4,500              255,938
 *Premisys Communications........................   12,500              421,875
 *Pure Atria.....................................   39,700              975,131
 *Rational Software..............................   16,000              633,000
  Shared Medical Systems........................     7,600              374,300
 *Sterling Commerce..............................   15,319              539,980
 *Sterling Software..............................    8,300              262,488
 *Symbol Technologies............................    3,700              163,725
 *Tech Data......................................   22,300              610,463
                                                                    -----------
                                                                     18,365,613
                                                                    -----------
  Electronics & Electrical-2.94%
 *Applied Materials.............................     8,600              309,063
  Dallas Semiconductor..........................    17,800              409,400
 *LSI Logic.....................................    20,100              537,675
 *Microchip Technology..........................     8,000              407,000
 *StorMedia Class A.............................    42,350              685,541
                                                                    -----------
                                                                      2,348,679
                                                                    -----------
  Energy-0.38%
  Newpark Resources.............................     8,100              301,725
                                                                    -----------
                                                                        301,725
                                                                    -----------
  Environmental Services-4.04%
 *Philip Environmental..........................    63,000              913,500
 *USA Waste Services............................    44,000            1,402,500
 *United Waste Systems..........................    26,600              912,713
                                                                    -----------
                                                                      3,228,713
                                                                    -----------
  Food, Beverage & Tobacco-0.71%
 *Performance Food Group........................    15,650              240,619
 *Swisher International Group A ................    20,800              330,200
                                                                    -----------
                                                                        570,819
                                                                    -----------

                                                     Number             Market
                                                   of Shares            Value
  COMMON STOCK (Continued)
  Healthcare & Pharmaceuticals-13.10%
 *Access Health.................................    9,750         $     438,750
 *Apria Healthcare Group........................   20,200               378,750
 *ClinTrials....................................   17,400               389,325
    Dentsply International......................   14,500               689,656
 *Dura Pharmaceuticals..........................   24,400             1,165,100
 *HEALTHSOUTH...................................   42,400             1,637,700
 *Health Management Associates Class A .........   72,545             1,632,263
 *MedPartners...................................   36,000               756,000
 *NBTY..........................................   16,200               306,788
 *Orthodontic Centers of America ...............   45,700               719,775
 *Phycor........................................   11,200               316,400
 *Quorum Health Group...........................   26,000               770,250
 *Value Health..................................   13,512               263,484
 *Vitalink Pharmacy.............................   18,200               423,150
 *Vivra.........................................   21,075               582,197
                                                                    -----------
                                                                     10,469,588
                                                                    -----------
  Leisure, Lodging & Entertainment-9.90%
 *Boston Chicken................................   19,500               699,563
  Callaway Golf.................................   35,000             1,006,250
 *Circus Circus Enterprises.....................    8,200               281,875
 *Foodmaker.....................................   60,200               534,275
 *HFS...........................................   29,900             1,786,525
 *Interstate Hotels.............................   20,700               584,775
  La Quinta Inns................................   13,350               255,319
 *Landry's Seafood Restaurants..................   16,500               355,781
 *Lone Star Steakhouse/Saloon...................   31,000               831,188
 *Mirage Resorts................................   34,500               746,063
 *Outback Steakhouse............................   19,000               505,875
 *Prime Hospitality.............................   19,800               319,275
                                                                    -----------
                                                                      7,906,764
                                                                    -----------

                                                   Number             Market
                                                  of Shares           Value
  COMMON STOCK (Continued)
  Retail-6.97%
 *CompUSA.......................................   18,000         $     371,250
 *General Nutrition.............................   57,000               969,000
  Home Depot....................................    9,500               476,188
 *Kohl's........................................   22,600               887,050
 *Micro Warehouse...............................   11,500               133,688
 *Saks Holdings.................................   21,200               572,400
  St. John Knits................................   10,100               439,350
 *Staples.......................................   53,300               962,731
  Talbots.......................................   14,300               409,338
 *Value City Department Stores..................   32,800               344,400
                                                                    -----------
                                                                      5,565,395
                                                                    -----------
  Telecommunications-0.42%
 *Tellabs.......................................    8,900               335,419
                                                                    -----------
                                                                        335,419
                                                                    -----------
  Textiles, Apparel & Furniture-2.92%
 *Designer Holdings Ltd.........................   13,600               219,300
  Gucci Group N.V...............................    7,000               447,125
 *Nine West Group...............................   12,500               579,688
 *Tommy Hilfiger................................   22,700             1,089,600
                                                                    -----------
                                                                      2,335,713
                                                                    -----------
  Transportation & Shipping-0.90%
  Illinois Central..............................   22,450               718,400
                                                                    -----------
                                                                        718,400
                                                                    -----------
  Utilities-2.08%
 *AES...........................................   35,797             1,664,560
                                                                    -----------
                                                                      1,664,560
                                                                    -----------
  Miscellaneous-4.67%
 *ADT Limited...................................   28,200               645,075
 *CUC International.............................   50,213             1,192,547
 *Interim Services..............................   16,000               568,000
 *Personnel Group of America....................   15,500               373,938
 *Prime Service.................................   21,800               599,500
 *Wind River Systems............................    7,500               353,906
                                                                    -----------
                                                                      3,732,966
                                                                    -----------
  Total  Common Stock (cost $51,495,902 ) ......                     64,938,447
                                                                    -----------

                                                   Principal             Market
                                                    Amount               Value
  CONVERTIBLE BONDS-0.64%
  Computers & Technology-0.64%
 +BAAN Company NV 4.50% 12/23/01 ...............  $   500,000       $   508,750
                                                                    -----------
  Total Convertible Bonds (cost $500,000) ......                        508,750


  REPURCHASE AGREEMENTS-17.42%
  With Chase Manhattan 6.50% 1/2/97 (dated
    12/31/96, collateralized by $1,537,000
    U.S. Treasury Notes 7.125% due 9/30/99,
    market value $1,609,771 and $3,807,000
    U.S. Treasury Notes 6.50% due 4/30/99,
    market value $3,894,850)....................    5,394,000         5,394,000

                                                  Principal              Market
                                                   Amount                Value
  REPURCHASE AGREEMENTS (Continued)
  With J.P. Morgan Securities 6.60% 1/2/97 (dated
    12/31/96, collateralized by $3,807,000
    U.S. Treasury Notes 7.75% due 1/31/00,
    market value $4,118,602 and $703,000
    U.S. Treasury Notes 5.50% due 4/15/00,
    market value $699,180)......................   $4,721,000      $  4,721,000
  With PaineWebber 6.60% 1/2/97 (dated
    12/31/96, collateralized by $985,000
    U.S. Treasury Notes 6.75% due 5/31/99,
    market value $1,007,858 and $2,665,000
    U.S. Treasury Notes 7.75% due 1/31/00,
    market value $2,883,021)....................    3,807,000         3,807,000
                                                                    -----------
  Total Repurchase Agreements
    (cost $13,922,000)..........................                     13,922,000
                                                                    -----------

    TOTAL MARKET VALUE OF SECURITIES (cost $65,917,902)-99.34%.........................................    79,369,197

    RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.66%..............................................       531,279
                                                                                                          -----------
    NET ASSETS APPLICABLE TO 5,029,575 SHARES ($0.01 PAR VALUE) OUTSTANDING;
      EQUIVALENT TO $15.89 PER SHARE-100.00%...........................................................   $79,900,476
                                                                                                          ===========
    COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
    Common Stock, $0.01 par value, 500,000,000 shares authorized to the Fund with
    50,000,000 shares allocated to the Series .........................................................   $61,990,971
    Accumulated undistributed:
      Net realized gain on investments.................................................................     4,458,210
      Net unrealized appreciation of investments.......................................................    13,451,295
                                                                                                          -----------
    Total net assets...................................................................................   $79,900,476
                                                                                                          ===========

  In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statements Presentation of Income, Capital Gain and Return of Capital Gain Distributions by Investment Companies, the Fund reclassified $75,939 of permanent book and tax basis differences from accumulated net investment loss to accumulated net realized gain on investments.

 -------------------------

 *Non-income producing security for the year ended December 31, 1996.

 +Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers (see note 6.) At December 31, 1996, these securities amounted to $508,750 or 0.64% of net assets.

                             See accompanying notes

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Net Assets
December 31, 1996

                                                                        Market
                                                    Number               Value
                                                  of Shares            (U.S. $)
COMMON STOCK-94.20%
Australia-10.80%
Amcor Limited...................................   568,000          $ 3,652,431
CSR Limited..................................... 1,224,966            4,284,123
National Australia Bank.........................   376,906            4,433,839
Pacific Dunlop Limited..........................   716,926            1,823,516
                                                                    -----------
                                                                     14,193,909
                                                                    -----------
Belgium-2.74%
Electrabel S.A..................................    15,200            3,596,302
                                                                    -----------
                                                                      3,596,302
                                                                    -----------
Canada-1.45%
BC Telecom......................................    88,133            1,906,360
                                                                    -----------
                                                                      1,906,360
                                                                    -----------
France-7.53%
Alcatel Alsthom.................................    10,015              804,287
Campagnie de Saint Gobain.......................    19,708            2,787,220
Elf Aquitaine...................................    47,259            4,300,660
Societe Television Francaise....................    21,000            2,006,936
                                                                    -----------
                                                                      9,899,103
                                                                    -----------
Germany-6.67%
Bayer...........................................    84,600            3,428,468
Continental.....................................   117,200            2,118,118
Rheinisch Westfaelisches Kalkwerke..............    30,408            1,270,782
Siemens.........................................    42,050            1,948,871
                                                                    -----------
                                                                      8,766,239
                                                                    -----------
Hong Kong-2.87%
Hong Kong Electric..............................   585,000            1,943,823
Wharf Holdings Limited..........................   366,000            1,826,569
                                                                    -----------
                                                                      3,770,392
                                                                    -----------
Indonesia-1.39%
PT Bank Dagang Nasional......................... 1,135,500            1,153,768
PT Semen Gresik.................................   210,000              675,699
                                                                    -----------
                                                                      1,829,467
                                                                    -----------
-----------------------
Top 10 stock holdings, representing 28.3% of net assets, are in hold.

                                                                       Market
                                                    Number             Value
                                                   of Shares          (U.S. $)
COMMON STOCK (Continued)
Japan-12.35%
Amano...........................................    187,000         $ 2,003,283
Eisai Co. Limited...............................    121,000           2,383,413
Hitachi Limited.................................    318,000           2,967,085
Kinki Coca-Cola Bottling........................    131,000           1,550,497
Koito Manufacturing.............................    126,000             843,629
Matsushita Electric.............................    205,000           3,347,301
Nichido Fire & Marine...........................    343,000           1,955,767
West Japan Railway..............................        365           1,182,506
                                                                    -----------
                                                                     16,233,481
                                                                    -----------
Netherlands-6.36%
Elsevier-CVA....................................    119,500           2,018,978
Koninklijke Van Ommeren NV......................     40,100           1,809,755
Royal Dutch Petroleum...........................     11,350           1,989,189
Unilever NV-CVA.................................     14,360           2,539,152
                                                                    -----------
                                                                      8,357,074
                                                                    -----------
New Zealand-3.45%
Carter Holt Harvey Limited......................    527,800           1,196,640
Telecom Corp. of New Zealand....................    654,784           3,339,062
                                                                    -----------
                                                                      4,535,702
                                                                    -----------
Philippines-0.92%
Philippine Long Distance Telephone
  Company ADR...................................     23,900           1,212,925
                                                                    -----------
                                                                      1,212,925
                                                                    -----------
Singapore/Malaysia-3.98%
Jardine Matheson Holdings Limited...............    236,622           1,561,705
Oriental Holdings Berhad........................    319,200           2,173,922
Sime Darby Berhad ..............................    380,000           1,497,129
                                                                    -----------
                                                                      5,232,756
                                                                    -----------
South Korea-1.12%
Cho Hung Bank Ltd.-GDR..........................    201,970           1,474,381
                                                                    -----------
                                                                      1,474,381
                                                                    -----------

                                                                        Market
                                                     Number             Value
                                                   of Shares           (U.S. $)
COMMON STOCK(Continued)
Spain-6.39%
Banco Central Hispanoamerica S.A ...............    92,449     $      2,373,680
Iberdrola S.A...................................   197,800            2,802,001
Telefonica de Espana............................   138,500            3,214,854
                                                                    -----------
                                                                      8,390,535
                                                                    -----------
United Kingdom-26.18%
Bass............................................   219,000            3,079,058
Blue Circle Industries..........................   522,000            3,173,434
Boots...........................................   286,200            2,952,958
British Airways.................................   345,000            3,577,370
British Gas.....................................   700,000            2,691,194
Cable & Wireless................................   285,000            2,369,543
GKN.............................................   162,000            2,777,024
Glaxo Wellcome..................................   174,470            2,838,409
Great Universal Stores..........................   263,000            2,756,372
RTZ ............................................   170,100            2,727,989
Taylor Woodrow.................................. 1,080,000            2,848,230
Unigate.........................................   368,000            2,618,481
                                                                    -----------
                                                                     34,410,062
                                                                    -----------
Total Common Stock (cost $104,199,841)..........                    123,808,688
                                                                    -----------

                                                                      Market
                                                      Principal       Value
                                                        Amount       (U.S. $)
REPURCHASE AGREEMENTS-5.29%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $1,901,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $1,944,042 and $767,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $803,393)........................  $2,692,000     $    2,692,000
With J.P. Morgan Securities  6.60% 1/2/97 (dated
  12/31/96, collateralized by $350,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $348,993 and $1,901,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $2,056,273)......................   2,357,000          2,357,000
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $492,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $503,100 and $1,331,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $1,439,610)......................   1,901,000          1,901,000
                                                                    -----------
Total Repurchase Agreements
  (cost $6,950,000).............................                      6,950,000
                                                                    -----------


  TOTAL MARKET VALUE OF SECURITIES (cost $111,149,841)-99.49%.........................................      130,758,688
  RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.51%...............................................          669,029
                                                                                                           ------------
  NET ASSETS APPLICABLE TO 8,696,840 SHARES ($.01 par value) OUTSTANDING;
    EQUIVALENT TO $15.11 PER SHARE-100.00%............................................................     $131,427,717
                                                                                                           ============





  COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
  Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with
  50,000,000 shares allocated to the Series...........................................................     $107,304,277
  Accumulated undistributed:
    Net investment income*............................................................................        4,557,033
    Net realized loss on investments..................................................................         (546,213)
    Net unrealized appreciation of investments and foreign currencies.................................       20,112,620
                                                                                                           ------------
  Total net assets....................................................................................     $131,427,717
                                                                                                           ============

  --------------------

 *Undistributed net investment income includes net realized gain (loss) on foreign currencies. Net realized gains on foreign currencies are included as a component of investment income in accordance with provisions of the Internal Revenue Code.

 ADR-American Depository Receipt
 GDR-Global Depository Receipt

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Emerging Growth Series
Statement of Net Assets
December 31, 1996

                                                    Number            Market
                                                   of Shares          Value
  COMMON STOCK-72.85%
  Aerospace and Defense-1.07%
  AAR...........................................    15,500         $   468,875
 *Kellstrom Industries..........................    16,400             137,350
                                                                    -----------
                                                                       606,225
                                                                    -----------
  Automobiles & Automotive Parts-0.22%
 *Boyd Wheels...................................     8,800             121,550
                                                                    -----------
                                                                       121,550
                                                                    -----------
  Banking, Finance & Insurance-1.93%
 *CRW Financial................................     16,680             142,823
 *First Alliance...............................     12,300             367,463
  Medallion Financial..........................      3,900              58,988
 *NAL Financial Group..........................     11,300             109,469
 *United Dental Care...........................     13,500             412,594
                                                                    -----------
                                                                     1,091,337
  Buildings & Materials-0.24%
  LSI Industries...............................     10,000             133,750
                                                                    -----------
                                                                       133,750
                                                                    -----------
  Cable, Media & Publishing-5.46%
 *Central European Media Entertainment .........    15,400             485,100
  Evergreen Media Class A.......................     9,300             231,338
 *Groupe AB SA-ADR..............................    11,900             171,063
 *Hollywood Entertainment.......................     7,700             143,413
 *Home Shopping Network.........................    20,452             483,178
 *Infinity Broadcasting Class A ................    13,850             465,706
 *Mecklermedia..................................    11,400             227,288
 *Metro Networks................................     4,100             103,013
 *Norwood Promotional Products .................    20,600             365,650
 *Univision Communications Class A .............     3,700             136,900
 *Young Broadcasting Class A....................     9,200             270,250
                                                                    -----------
                                                                     3,082,899
                                                                    -----------
                                                    Number             Market
                                                  of Shares            Value
   COMMON STOCK (Continued)
   Computers & Technology-12.88%
  *Activision...................................    11,800         $   148,975
  *Aspect Development...........................     3,600              97,650
  *Aware........................................     7,700              79,406
  *C-COR Electronics............................    12,700             169,069
  *Cadence Design Systems.......................    17,300             687,675
  *Cayenne Software.............................    18,300              70,913
  *Credit Management Solutions .................     7,300             103,113
  *Cypress Semiconductor........................     5,800              81,925
  *EMC..........................................    22,100             732,063
  *Elamex S.A. de C.V...........................    17,700             172,575
  *Fore Systems.................................    11,700             385,369
  *GTECH Holdings...............................    13,500             432,000
  *Geoworks.....................................     9,600             234,000
  *HPR..........................................    24,100             328,363
  *INSO.........................................     3,600             141,750
  *Komag........................................    21,900             592,669
  *Maxis........................................    23,100             280,088
  *NOVA.........................................    19,700             435,863
  *PLATINUM Technology..........................    35,395             480,045
  *Peerless Systems.............................    21,700             366,188
  *Puma Technology..............................     4,100              69,700
  *Rogue Wave Software..........................     7,200             115,200
  *Ross Systems.................................    33,200             317,475
  *Storage Technology...........................    15,700             747,713
                                                                    -----------
                                                                     7,269,787
                                                                    -----------
   Consumer Products-0.30%
  *Zag Industries Ltd...........................    10,200             168,938
                                                                    -----------
                                                                       168,938
                                                                    -----------

                                                      Number            Market
                                                    of Shares           Value
   COMMON STOCK (Continued)
   Electronics & Electrical-6.92%
  *Altera.......................................      3,100          $  225,331
  *American Residential Services ...............      3,500              94,938
   Cable Design Technologies....................     10,300             318,656
  *ESS Technology...............................     11,000             309,375
  *ITI Technologies.............................     11,500             173,219
   KLA Instruments..............................      4,200             148,838
  *Kulicke & Soffa Industries...................      4,200              80,063
  *P-COM........................................     14,900             443,275
   Pittston Brink's Group.......................     15,700             423,900
  *Protection One...............................     21,400             212,663
  *Sawtek.......................................      8,000             314,500
  *Sipex........................................     18,900             607,163
  *TriQuint Semiconductor.......................     16,800             439,950
  *Triumph Group................................      4,600             109,825
                                                                    -----------
                                                                      3,901,696
                                                                    -----------
   Energy-0.48%
  *Bouygues Offshore S.A........................     21,000             270,375
                                                                    -----------
                                                                        270,375
                                                                    -----------
   Environmental Services-5.95%
  *Republic Industries..........................     90,240           2,814,361
  *Superior Services............................     26,700             540,675
                                                                    -----------
                                                                      3,355,036
                                                                    -----------
   Food, Beverage & Tobacco-1.22%
  *Sonic .......................................     19,250             486,063
  *United Natural Foods.........................     11,900             204,531
                                                                    -----------
                                                                        690,594
                                                                    -----------
   Healthcare & Pharmaceuticals-6.87%
  *Advanced Health..............................     14,400             181,800
  *Agouron Pharmaceuticals......................      9,000             608,625
  *Alternative Living Services .................     14,100             204,450
  *American Oncology Resources .................     29,700             302,569
  *Ascend Communications........................      4,500             279,563
  *Capstone Pharmacy............................     34,100             383,625
  *Carriage Services............................     11,700             259,594

                                                      Number            Market
                                                    of Shares           Value
   COMMON STOCK (Continued)
   Healthcare & Pharmaceuticals (Continued)
  *Columbia Laboratories........................     12,600         $   182,700
  *DUSA Pharmaceuticals.........................     11,800              81,863
  *FPA Medical Management.......................     10,200             226,313
  *NeoPath......................................      9,600             176,400
  *Renal Treatment Centers......................     19,200             489,600
  *Sano.........................................     12,100             181,500
  *Total Renal Care Holdings....................      8,800             319,000
                                                                    -----------
                                                                      3,877,602
                                                                    -----------
   Industrial Machinery-1.56%
  *Central Sprinkler............................     11,900             298,988
  *PRI Automation...............................      6,600             297,825
 +*Spinnaker Industries.........................     14,000             281,960
                                                                    -----------
                                                                        878,773
                                                                    -----------
   Leisure, Lodging & Entertainment-7.13%
  *Ascent Entertainment Group...................     21,700             341,775
  *CapStar Hotel................................     20,600             404,275
  *Cinergi Pictures Entertainment ..............     11,100              22,373
  *Dave & Buster's..............................     10,900             217,319
  *Equity Marketing.............................     16,200             299,700
  *Extended Stay America........................     23,900             480,988
    K2..........................................      9,500             261,250
  *Mirage Resorts...............................     22,600             488,725
  *Morton's Restaurant Group....................     16,300             275,063
  *Overseas Filmgroup...........................      5,100              23,906
  *Rio Hotel and Casino.........................     20,500             299,813
  *Studio Plus Hotels...........................     18,150             288,131
  *Sun International Hotels.....................     10,800             394,200
  *Teardrop Golf................................      4,900              24,041
  *Ticketmaster Group...........................     16,800             201,600
                                                                    -----------
                                                                      4,023,159
                                                                    -----------

                                                     Number             Market
                                                    of Shares           Value
   COMMON STOCK (Continued)
   Metals & Mining-1.03%
  *Gibraltar Steel..............................     14,200        $   369,200
  *Steel Dynamics...............................     11,100            210,206
                                                                    -----------
                                                                       579,406
                                                                    -----------
   Real Estate-1.00%
   Security Capital Pacific Trust...............     24,800            567,300
                                                                    -----------
                                                                       567,300
                                                                    -----------
   Retail-9.09%
  *Alrenco......................................     27,700            289,119
  *Aviation Sales ..............................      6,800            139,400
  *Charming Shoppes.............................     14,200             71,444
  *DELIA*S......................................      1,500             29,531
   Duty Free International......................     29,600            429,200
  *Eagle Hardware & Garden......................     13,800            286,350
  *Egghead......................................     21,800            113,088
  *Finish Line Class A..........................     11,600            244,325
  *General Nutrition............................     18,600            316,200
  *Hot Topic....................................      4,600             89,700
  *Meyer, (Fred)................................     12,200            433,100
  *Neiman-Marcus Group..........................     10,700            272,850
  *Petco Animal Supplies........................      8,900            181,338
  *Piercing Pagoda..............................     10,400            249,600
   Russ Berrie..................................     30,500            549,000
   Schultz Sav-O Stores.........................     14,400            208,800
  *Staples......................................     13,350            241,134
  *Vons Companies...............................      6,600            395,175
  *Wet Seal.....................................     27,900            591,131
                                                                    -----------
                                                                     5,130,485
                                                                    -----------
   Telcommunications-2.89%
  *ICG Communications...........................     14,000            246,750
  *PageMart Wireless............................      8,700             58,181
  *Telco Systems................................     14,400            276,300
  *Tele-Communications International ...........     13,800            185,438
  *Teleport Communications Group ...............     16,800            512,400
  *TeleSpectrum Worldwide.......................     21,200            333,900
  *TresCom International........................      2,400             18,300
                                                                    -----------
                                                                     1,631,269
                                                                    -----------
                                                     Number             Market
                                                   of Shares            Value
   COMMON STOCK (Continued)
   Textiles, Apparel & Furniture-1.51%
  *Cutter & Buck................................      1,200      $      14,175
  *Cyrk.........................................     28,300            369,669
  *Sport-Haley..................................      8,800            111,100
   Wolverine World Wide.........................     12,300            356,700
                                                                    -----------
                                                                       851,644
                                                                    -----------
   Transportation & Shipping-0.30%
  *Midwest Express Holdings.....................      4,700            169,200
                                                                    -----------
                                                                       169,200
                                                                    -----------
   Utilities-1.03%
  *AES China Generating Class A ................     23,100            291,638
  *York Research................................     30,700            287,813
                                                                    -----------
                                                                       579,451
                                                                    -----------
   Miscellaneous-3.77%
  *CUC International............................     47,960          1,139,050
  *NCO Group....................................      4,700             77,844
  *NFO Research.................................     12,300            276,750
  *National Education...........................     21,200            323,300
   Norrell......................................     11,300            307,925
                                                                    -----------
                                                                     2,124,869
                                                                    -----------

   Total Common Stock (cost $36,958,416) .......                    41,105,345
                                                                    -----------
   WARRANTS-0.01%
   Leisure, Lodging & Entertainment-0.01%
  *Teardrop Golf................................     3,100               3,294
                                                                    -----------
    Total Warrants (cost $310)                                           3,294
                                                                    -----------

                                                   Principal          Market
                                                    Amount             Value
    REPURCHASE AGREEMENTS-26.80%
    With Chase Manhattan 6.50% 1/2/97 (dated
      12/31/96, collateralized by $4,136,000
      U.S. Treasury Notes 6.50% due 4/30/99,
      market value $4,231,404 and $1,670,000
      U.S. Treasury Notes 7.125% due 9/30/99,
      market value $1,748,938) .................  $5,860,000        $5,860,000
    With J.P. Morgan Securities 6.60% 1/2/97
      (dated 12/31/96, collateralized by $762,000
      U.S. Treasury Notes 5.50% due 4/15/00,
      market value $759,595 and $4,136,000
      U.S. Treasury Notes 7.75% due 1/31/00,
      market value $4,474,490) .................   5,129,000         5,129,000

                                                   Principal          Market
                                                    Amount             Value
    REPURCHASE AGREEMENTS (Continued)
    With PaineWebber 6.60% 1/2/97 (dated
      12/31/96, collateralized by $1,070,000
      U.S. Treasury Notes 6.75% due 5/31/99,
      market value $1,094,947 and $2,895,000
      U.S. Treasury Notes 7.75% due 1/31/00,
      market value $3,132,143) ................. $4,136,000        $ 4,136,000
                                                                    -----------
    Total Repurchase Agreements
      (cost $15,125,000)........................                    15,125,000
                                                                    -----------


    TOTAL MARKET VALUE OF SECURITIES (cost $52,083,726)-99.66%........................................        56,233,639

    RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.34%.............................................           189,854
                                                                                                             -----------
    NET ASSETS APPLICABLE TO 3,874,180 SHARES ($0.01 PAR VALUE) OUTSTANDING;
      EQUIVALENT TO $14.56 PER SHARE-100.00%..........................................................       $56,423,493
                                                                                                             ===========


    COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
    Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with
    50,000,000 shares allocated to the Series.........................................................       $51,437,483
    Accumulated undistributed:
      Net investment income...........................................................................           180,621
      Net realized gain on investments................................................................           655,476
      Net unrealized appreciation of investments......................................................         4,149,913
                                                                                                             -----------
    Total net assets..................................................................................       $56,423,493
                                                                                                             ===========


----------
*Non-income producing security for the year ended December 31, 1996. +Restricted Securities - investment in securities not registered under the
 Securities Act of 1933, as amended. These securities have contractual restrictions on resale (see note 6). At December 31, 1996 these securities amounted to $281,960 or 0.50% of net assets.

ADR-American Depository Receipt See accompanying notes

Delaware Group Premium Fund, Inc.-Value Series
Statement of Net Assets
December 31, 1996


                                              Number          Market
                                            of Shares         Value
 COMMON STOCK-91.50%
 Aerospace & Defense-1.08%
 Thiokol ...........................           5,700       $  255,075
                                                           ----------
                                                              255,075
                                                           ----------

 Automobiles & Automotive Parts-3.69%
 Arvin Industries ..................          11,600          287,100
 Clarcor ...........................          10,900          241,163
 Exide .............................           8,300          190,900
 Titan Wheel International .........          12,200          155,550
                                                           ----------
                                                              874,713
                                                           ----------
 Banking, Finance & Insurance-14.83%
*Americredit .......................          12,000          246,000
 Enhance Financial Services Group...           8,600          313,900
 Everest Reinsurance Holdings ......          10,000          287,500
*Farm Family Holdings ..............           9,200          179,400
*Financial Federal .................          14,800          247,900
 First American (Tennesse) .........           4,600          265,650
 Horace Mann Educators .............           6,800          274,550
 Keystone Financial ................           9,150          229,894
 ONBANCorp .........................           6,600          245,850
 PMI Group .........................           3,800          210,425
 Penncorp Financial Group ..........           7,000          252,000
 Roosevelt Financial Group .........          12,200          254,675
 Titan Holdings ....................          14,935          246,428
 Union Planters ....................           6,600          257,400
                                                           ----------
                                                            3,511,572


 Buildings & Materials-0.89%
 Continental Homes Holdings ........           9,900          210,375
                                                           ----------
                                                              210,375
                                                           ----------

 Cable, Media & Publishing-3.09%
 Cadmus Communications .............          13,800          211,313
*Devon Group .......................           8,200          217,300
 Standard Register .................           9,300          302,250
                                                           ----------
                                                              730,863
                                                           ----------

                                              Number          Market
                                            of Shares         Value
 COMMON STOCK (Continued)
 Chemicals-3.15%
 Ferro ............................           7,500       $  212,813
*Scotts ...........................          13,900          276,263
*Synthetic Industries .............          16,000          256,000
                                                          ----------
                                                             745,076
                                                          ----------

 Electronics & Electrical-8.28%
*Burr-Brown .......................          15,400          396,550
*Hutchinson Technology ............           4,300          326,800
*Kemet ............................          14,200          327,488
 Kuhlman ..........................          16,100          311,938
*Micro Linear .....................          39,100          339,681
*Rexel ............................          16,300          258,763
                                                          ----------
                                                           1,961,220
                                                          ----------

 Energy-9.29%
*Belco Oil & Gas ..................           9,400          257,325
*Belden & Blake ...................           4,450          114,031
 Cross Timbers Oil ................          10,600          266,325
*Energy Ventures ..................           5,500          279,813
*Offshore Logistics ...............          19,200          374,400
*Pool Energy Services .............          20,700          320,850
*Seacor Holdings ..................           1,900          119,700
*TransTexas Gas ...................          18,100          257,925
 Valero Energy ....................           7,300          208,963
                                                          ----------
                                                           2,199,332
                                                          ----------

 Food, Beverage & Tobacco-2.54%
 DiMon ............................          11,500          265,938
 Schweitzer-Mauduit International            10,600          335,225
                                                          ----------
                                                             601,163
                                                          ----------

 Healthcare & Pharmaceuticals-4.38%
*Lincare Holdings .................           5,900          243,375
*Marquette Medical Systems Class A           10,400          227,500
*Maxicare Health Plans ............           9,900          222,750
 Owens & Minor ....................          18,600          190,650
*Sunrise Medical ..................           9,600          152,400
                                                          ----------
                                                           1,036,675
                                                          ----------

----------
Top 10 stock holdings, representing 15.4% of net assets, are in bold.

Value Series
Statement of Net Assets (Continued)

                                              Number          Market
                                            of Shares         Value

 COMMON STOCK (Continued)
 Industrial Machinery-11.69%
*ABC Rail Products .................          12,000       $  237,750
*Central Sprinkler .................           4,800          120,600
 Columbus McKinnon .................          11,600          179,075
*Global Industrial Technology ......          11,600          256,650
 Greenfield Industries .............          11,200          342,300
 IDEX ..............................           5,900          235,263
 Keystone International ............          12,000          241,500
 Regal-Beloit ......................          12,300          241,388
*Shaw Group ........................          11,000          257,125
 TriMas ............................           9,000          214,875
 Varlen ............................           9,764          200,772
 Watts Industries ..................          10,100          241,138
                                                           ----------
                                                            2,768,436
                                                           ----------

 Leisure, Lodging & Entertainment-1 85%
*Ascent Entertainment Group ........          13,600          214,200
*Hollywood Park ....................          14,700          223,256
                                                           ----------
                                                              437,456
                                                           ----------

 Metals & Mining-0.71%
 Century Aluminum ..................           9,800          167,825
                                                           ----------
                                                              167,825
                                                           ----------

 Paper & Forest Products-3.95%
 Caraustar Industries ..............           7,400          245,125
 Chesapeake ........................           6,600          207,075
 Glatfelter (P.H.) .................          12,400          223,200
 Rayonier ..........................           6,800          260,950
                                                           ----------
                                                              936,350
                                                           ----------

                                              Number          Market
                                            of Shares         Value

 COMMON STOCK (Continued)
 Real Estate-10.21%
 Cali Realty .......................          11,000       $  339,625
 Duke Realty Investments ...........           6,700          257,950
 Excel Realty Trust ................          10,000          253,750
*Prentiss Properties Trust .........          10,600          265,000
 Public Storage ....................          10,600          328,600
 Reckson Associates Realty .........           8,000          338,000
 ROC Communities ...................           8,600          238,650
 Starwood Lodging Trust ............           7,200          396,900
                                                           ----------
                                                            2,418,475
                                                           ----------

 Retail-1.26%
 *Waban ............................          11,500          299,000
                                                           ----------
                                                              299,000
                                                           ----------

 Textiles, Apparel & Furniture-2.84%
 Kellwood ..........................          17,000          340,000
 Pillowtex .........................          18,500          333,000
                                                           ----------
                                                              673,000
                                                           ----------

 Transportation & Shipping-5.93%
 Airborne Freight ..................           9,300          217,388
*Landstar Systems ..................           9,100          209,300
*M.S. Carriers .....................          13,400          218,588
*Mesaba Holdings ...................          29,400          433,650
 USFreightways .....................          11,900          326,506
                                                           ----------
                                                            1,405,432
                                                           ----------

 Utilities-1.84%
 Public Service Company of New Mexico         10,700          209,988
 Sierra Pacific Resources ..........           7,900          227,125
                                                           ----------
                                                              437,113
                                                           ----------
 Total Common Stock (cost $18,713,491)                     21,669,151
                                                           ----------

                                                      Principal        Market
                                                        Amount         Value
  REPURCHASE AGREEMENTS-8.39%
  With Chase Manhattan 6.50% 1/2/97 (dated
    12/31/96, collateralized by $544,000
    U.S. Treasury Notes 6.50% due 4/30/99,
    market value $556,169 and $219,000
    U.S. Treasury Notes 7.125% due 9/30/99,
    market value $229,687) .........................  $  770,000     $  770,000
  With J.P. Morgan Securities 6.60% 1/2/97 (dated
    12/31/96, collateralized by $543,000
    U.S. Treasury Notes 7.75% due 1/31/00,
    market value $587,798 and $100,000
    U.S. Treasury Notes 5.50% due 4/15/00,
    market value $100,004) .........................     674,000        674,000
  With PaineWebber 6.60% 1/2/97 (dated
    12/31/96, collateralized by $141,000
    U.S. Treasury Notes 6.75% due 5/31/99,
    market value $143,889 and $380,000
    U.S. Treasury Notes 7.75% due 1/31/00,
    market value $411,476) .........................     543,000        543,000
                                                                     ----------
  Total Repurchase Agreements
    (cost $1,987,000) ..............................                  1,987,000
                                                                     ----------

  TOTAL MARKET VALUE OF SECURITIES -99.89% (cost $20,700,491)........................................   23,656,151

  RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.11%..............................................       26,589
                                                                                                       -----------
  NET ASSETS APPLICABLE TO 1,633,487 SHARES ($.01 PAR VALUE) OUTSTANDING;
    EQUIVALENT TO $14.50 PER SHARE-100.00%...........................................................  $23,682,740
                                                                                                       ===========

  COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
  Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series ..........................................................................  $18,860,049
  Accumulated undistributed:
    Net investment income............................................................................      200,162
    Net realized gain on investments.................................................................    1,666,869
    Net unrealized appreciation of investments.......................................................    2,955,660
                                                                                                       -----------
  Total net assets...................................................................................  $23,682,740
                                                                                                       ===========

----------
*Non-income producing security for the year ended December 31, 1996.

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Global Bond Series
Statement of Net Assets
December 31, 1996


                                                                   Market
                                                  Principal         Value
                                                   Amount*        (U.S. $)
BONDS-87.23%
Australia-11.97%
Australian Government 6.25% 3/15/99 ...........  Aus$600,000    $  475,308
Australian Government 9.50% 8/15/03 ...........      100,000        88,972
Australian Government 10.00% 2/15/06 ..........      100,000        93,095
Banque National De Paris 9.00% 8/13/02 ........      250,000       212,126
New South Wales International 7.00% 4/1/04 ....      150,000       116,487
Queensland Treasury-Global 8.00% 5/14/03 ......      180,000       148,009
                                                               -----------
                                                                 1,133,997
                                                               -----------
Canada-7.71%
Autobahn Schnell 8.50% 3/3/03 .................   C$  60,000        49,270
Export-Import Bank of Japan 7.75% 10/8/02 .....      160,000       127,084
General Electric Capital of Canada
  7.125% 2/12/04 ..............................      100,000        76,600
Government of Canada 9.00% 12/1/04 ............      100,000        85,778
Government of Canada 10.25% 3/15/14 ...........      100,000        97,401
KFW International Finance 6.50% 12/28/01 ......       60,000        45,468
Kingdom of Norway 8.375% 1/27/03 ..............      200,000       163,141
Ontario Hydro 10.00% 3/19/01 ..................      100,000        85,674
                                                               -----------
                                                                   730,416
                                                               -----------
Denmark-10.21%
Danish Government 8.00% 5/15/03 ...............  Dk  800,000       150,337
Kingdom of Denmark 8.00% 11/15/01 .............    2,950,000       555,518
Kingdom of Denmark 8.00% 3/15/06 ..............    1,400,000       261,260
                                                               -----------
                                                                   967,115
                                                               -----------
Germany-12.58%
Baden Wurt L-Finance NV 6.63% 8/20/03 .........  Dem 250,000       171,966
Bundesrepblik Deutscheland 8.375% 5/21/01 .....      350,000       260,217
Deut Pfandbriefe Hypobk Bank
  5.625% 2/7/03 ...............................      500,000       329,332
European Bank Reconstruction &
  Development 4.875% 2/28/01 ..................      500,000       327,060
International Bank Reconstruction &
  Development 6.125% 9/27/02 ..................      150,000       102,596
                                                               -----------
                                                                 1,191,171
                                                               -----------

                                                                   Market
                                                  Principal         Value
                                                   Amount*        (U.S. $)
BONDS (Continued)
New Zealand-5.83%
Government of New Zealand 8.00% 2/15/01 .......   NZ$ 250,000   $   182,649
Government of New Zealand 8.00% 4/15/04 .......       500,000       369,077
                                                                -----------
                                                                    551,726
                                                                -----------
Spain-7.19%
DSL Finance NV Amsterdam 7.875% 2/10/04 ....... Sp 20,000,000       165,140
Spanish Government 8.30% 12/15/98 .............    50,000,000       403,264
Spanish Government 11.30% 1/15/02 .............    12,000,000       112,711
                                                                -----------
                                                                    681,115
                                                                -----------
Sweden-5.86%
Swedish Government 9.00% 4/20/09 .............. Sk    300,000        51,550
Swedish Government 10.25% 5/5/03 ..............     2,300,000       408,949
Swedish Government 13.00% 6/15/01 .............       500,000        94,186
                                                                -----------
                                                                    554,685
                                                                -----------
United Kingdom-11.19%
Abbey National Treasury 8.00% 4/2/03 .......... Gbp    50,000        86,642
Barclays Bank 6.50% 2/16/04 ...................        30,000        47,971
Depfa Finance 7.125% 11/11/03 .................       100,000       165,256
Glaxo Wellcome 8.75% 12/1/05 ..................        80,000       143,422
Powergen 8.50% 7/3/06 .........................       100,000       173,605
Smithkline Beecham Nts 8.375% 12/29/00 ........       150,000       263,297
UK Conversion S47 Stock Guilt
  9.00% 3/3/00 ................................       100,000       180,241
                                                                -----------
                                                                  1,060,434
                                                                -----------
United States-14.69%
U.S. Treasury Notes 5.625% 11/30/98 ...........      $400,000       398,296
U.S. Treasury Notes 6.125% 7/31/00 ............       150,000       150,110
U.S. Treasury Notes 7.50% 11/15/01 ............       800,000       842,703
                                                                -----------
                                                                  1,391,109
                                                                -----------
Total Bonds (cost $8,008,272) .................                   8,261,768
                                                                -----------

Global Bond Series
Statement of Net Assets (Continued)

                                                                   Market
                                                  Principal        Value
                                                   Amount*        (U.S. $)

REPURCHASE AGREEMENTS-5.37%
With Chase Manhattan 6.50% 1/2/97 (dated
  12/31/96, collateralized by $56,000
  U.S. Treasury Notes 7.125% due 9/30/99,
  market value $58,739 and $139,000
  U.S. Treasury Notes 6.50% due 4/30/99,
  market value $142,119) ......................   $197,000       $197,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
  12/31/96, collateralized by $139,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $150,284 and $26,000
  U.S. Treasury Notes 5.50% due 4/15/00,
  market value $25,512) .......................    172,000        172,000
With PaineWebber 6.60% 1/2/97 (dated
  12/31/96, collateralized by $36,000
  U.S. Treasury Notes 6.75% due 5/31/99,
  market value $36,776 and $97,000
  U.S. Treasury Notes 7.75% due 1/31/00,
  market value $105,199) ......................    139,000        139,000
                                                                 --------
Total Repurchase Agreements
  (cost $508,000) .............................                   508,000
                                                                 --------

TOTAL MARKET VALUE OF SECURITIES (cost $8,516,272)-92.60%...........................   8,769,768

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-7.40%...............................     701,050
                                                                                      ----------
NET ASSETS APPLICABLE TO 864,446 SHARES ($.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $10.96 PER SHARE-100.00%............................................  $9,470,818
                                                                                      ==========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares authorized to the Fund with
  50,000,000 shares allocated to the Series.........................................  $9,010,816
Accumulated undistributed:
  Net investment income**...........................................................     111,532
  Net realized gain on investments**................................................      83,703
  Net unrealized appreciation of investments and foreign currencies.................     264,767
                                                                                      ----------
Total net assets....................................................................  $9,470,818
                                                                                      ==========

----------
*Principal amount is stated in the currency in which each bond is denominated.

Aus$--Australian Dollars     Sp--Spanish Peseta
  C$--Canadian Dollars       Sk--Swedish Kroner
  Dk--Danish Kroner         Gbp--British Pounds
 Dem--German Marks            $--U.S. Dollars
 NZ$--New Zealand Dollars

**Accumulated net investment income includes net realized gains on foreign currencies. Net realized gains on foreign currencies are included as a component of net investment income in accordance with provisions of the Internal Revenue Code.

                             See accompanying notes

Delaware Group Premium Fund, Inc.
Statements of Assets and Liabilities
December 31, 1996

                                          Equity/         High          Capital       Multiple        Money
                                          Income          Yield         Reserves      Strategy        Market
                                          Series          Series         Series        Series         Series
                                       ------------    -----------    -----------    -----------    -----------
ASSETS:
Investments at market ..............   $171,547,771    $66,048,735    $28,033,036    $76,712,741    $26,611,388
Dividends and interest receivable ..        398,518      1,499,828        283,877        339,758         67,942
Receivable for Fund shares sold ....         73,533        257,328             74             --             --
Receivable for investment
  securities sold ..................        120,033             --          5,610          3,614             --
Cash and foreign currencies ........         15,710         10,684             --          7,942            244
Other assets .......................          1,950             --             --             --             --
                                       ------------    -----------    -----------    -----------    -----------
  Total assets .....................    172,157,515     67,816,575     28,322,597     77,064,055     26,679,574
                                       ------------    -----------    -----------    -----------    -----------
LIABILITIES:
Payable for investment securities
  purchased ........................      5,355,926        104,187        326,122      1,554,286             --
Payable for Fund shares repurchased.         64,565          1,653        116,141         72,633        179,876
Other accounts payable and accrued
  expenses .........................         90,447         46,058        112,721         35,029         21,144
                                       ------------    -----------    -----------    -----------    -----------
  Total liabilities ................      5,510,938        151,898        554,984      1,661,948        201,020
                                       ------------    -----------    -----------    -----------    -----------
NET ASSETS .........................   $166,646,577    $67,664,677    $27,767,613    $75,402,107    $26,478,554
                                       ============    ===========    ===========    ===========    ===========
Shares outstanding .................     10,426,800      7,379,775      2,864,716      4,532,563      2,647,855
                                       ============    ===========    ===========    ===========    ===========
Net asset value ....................   $      15.98    $      9.17    $      9.69    $     16.64    $     10.00
                                       ============    ===========    ===========    ===========    ===========


                               (RESTUBBED TABLE)

                                                      International    Emerging                        Global
                                         Growth           Equity        Growth           Value          Bond
                                         Series           Series        Series           Series        Series
                                       -----------    ------------   ------------     -----------    ----------
ASSETS:
Investments at market ..............   $79,369,197    $130,758,688   $ 56,233,639     $23,656,151    $8,769,768
Dividends and interest receivable ..        17,942         642,742          5,401          30,697       228,248
Receivable for Fund shares sold ....            --              --        101,738             762        40,558
Receivable for investment
  securities sold ..................       808,805              --        272,767          10,438            --
Cash and foreign currencies ........       164,017       1,130,427         40,993          14,511       446,952
Other assets .......................         1,368         535,137             16              --        11,552
                                       -----------    ------------   ------------     -----------    ----------
  Total assets .....................    80,361,329     133,066,994     56,654,554      23,712,559     9,497,078
                                       -----------    ------------   ------------     -----------    ----------
LIABILITIES:
Payable for investment securities
  purchased ........................       367,822       1,330,815        151,841              --            --
Payable for Fund shares repurchased.        34,508         196,249         20,207             345           568
Other accounts payable and accrued
  expenses .........................        58,523         112,213         59,013          29,474        25,692
                                       -----------    ------------   ------------     -----------    ----------
  Total liabilities ................       460,853       1,639,277        231,061          29,819        26,260
                                       -----------    ------------   ------------     -----------    ----------
NET ASSETS .........................   $79,900,476    $131,427,717   $ 56,423,493     $23,682,740    $9,470,818
                                       ===========    ============   ============     ===========    ==========
Shares outstanding .................     5,029,575       8,696,840      3,874,180       1,633,487       864,446
                                       ===========    ============   ============     ===========    ==========
Net asset value ....................   $     15.89    $      15.11   $      14.56     $     14.50    $    10.96
                                       ===========    ============   ============     ===========    ==========

Delaware Group Premium Fund, Inc.
Statement of Operations



                                                                Year Ended 12/31/96
                                                  Equity/        High            Capital       Multiple     Money
                                                  Income         Yield           Reserves      Strategy     Market
                                                  Series        Series            Series        Series      Series
                                               ------------   ----------        ----------    -----------  ----------
INVESTMENT INCOME:
Interest (net of $767 foreign tax withheld
  for the Global Bond Series) .............    $   169,527    $5,930,021        $1,970,295    $ 1,763,714  $1,210,520
Dividends (net of $336,715 foreign tax
  withheld for the International
  Equity Series) ..........................      4,094,834        45,043                --      1,087,267          --
                                               ------------   ----------        ----------    -----------  ----------
                                                 4,264,361     5,975,064         1,970,295      2,850,981   1,210,520
                                               ------------   ----------        ----------    -----------  ----------
EXPENSES:
Management fees ...........................        765,301       348,693           164,296        402,509     110,155
Dividend disbursing and transfer
  agent fees and expenses .................         12,166         4,875             2,551          4,609       1,972
Custodian fees ............................          6,986         5,578             5,747          9,282       2,877
Professional fees .........................          2,896         6,133             6,488          7,464       5,260
Accounting fees and salaries ..............         35,398        18,238             8,069         16,472       6,669
Taxes other than income ...................         10,995         8,002             3,639          4,741       2,277
Directors' fees ...........................          2,226         1,545             1,253          1,634       1,229
Registration fees .........................         10,400         1,750               446          1,089         957
Reports to shareholders ...................          1,200         3,100             2,236            760       2,605
Other .....................................         10,992         7,993             2,746          6,131       2,552
                                               ------------   ----------        ----------    -----------  ----------
                                                   858,560       405,907           197,471        454,691     136,553
Less expenses absorbed by Delaware
  Management Company, Inc. or Delaware
  International Advisers Ltd. .............             --            --                --             --          --
                                               ------------   ----------        ----------    -----------  ----------
                                                   858,560       405,907           197,471        454,691     136,553
                                               ------------   ----------        ----------    -----------  ----------
NET INVESTMENT INCOME (LOSS) ..............      3,405,801     5,569,157         1,772,824      2,396,290   1,073,967
                                               ------------   ----------        ----------    -----------  ----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions .................     14,743,863       684,792          (292,042)     4,893,415          --
  Foreign currencies ......................             --            --                --             --          --
                                               ------------   ----------        ----------    -----------  ----------
Net realized gain (loss) ..................     14,743,863       684,792          (292,042)     4,893,415          --
                                               ------------   ----------        ----------    -----------  ----------
Net unrealized appreciation (depreciation)
  of investments and foreign currencies
  during the period .......................      6,445,954       953,156          (383,633)     2,885,535          --
                                               ------------   ----------        ----------    -----------  ----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES ..................     21,189,817     1,637,948          (675,675)     7,778,950          --
                                               ------------   ----------        ----------    -----------  ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS ..............................    $24,595,618    $7,207,105        $1,097,149    $10,175,240  $1,073,967
                                               ===========    ==========        ==========    ===========  ==========

                               (RESTUBBED TABLE)

                                                                                                            5/2/96+
                                                                                                              to
                                                                    Year Ended 12/31/96                    12/31/96
                                                               International    Emerging                    Global
                                                 Growth            Equity        Growth         Value        Bond
                                                 Series            Series        Series         Series      Series
                                               ----------      -------------   ----------    ----------    --------
INVESTMENT INCOME:
Interest (net of $767 foreign tax withheld
  for the Global Bond Series) .............    $  335,492      $   391,569     $  313,916    $   69,542    $259,357
Dividends (net of $336,715 foreign tax
  withheld for the International
  Equity Series) ..........................       132,136        3,190,237        134,603       255,415          --
                                               ----------      -------------   ----------    ----------    --------
                                                  467,628        3,581,806        448,519       324,957     259,357
                                               ----------      -------------   ----------    ----------    --------
EXPENSES:
Management fees ...........................       505,739          768,150        247,520       117,000      26,503
Dividend disbursing and transfer
  agent fees and expenses .................         5,342            9,875          2,362         1,453         291
Custodian fees ............................         5,401           79,065         16,949         8,343       5,950
Professional fees .........................         5,717            9,489          5,035         9,007       4,830
Accounting fees and salaries ..............        20,034           30,564          9,920         4,640       1,067
Taxes other than income ...................         2,338            6,706          2,818         2,313         302
Directors' fees ...........................         1,654            1,999          1,339         1,145         581
Registration fees .........................           459           10,310         11,833         2,378       1,180
Reports to shareholders ...................         1,435            4,950          3,756         5,300         920
Other .....................................         5,606           14,926          3,347         2,167         453
                                               ----------      -------------   ----------    ----------    --------
                                                  553,725          936,034        304,879       153,746      42,077
Less expenses absorbed by Delaware
  Management Company, Inc. or Delaware
  International Advisers Ltd. .............       (14,335)        (117,758)       (42,019)      (29,313)    (13,906)
                                               ----------      -------------   ----------    ----------    --------
                                                  539,390          818,276        262,860       124,433      28,171
                                               ----------      -------------   ----------    ----------    --------
NET INVESTMENT INCOME (LOSS) ..............       (71,762)       2,763,530        185,659       200,524     231,186
                                               ----------      -------------   ----------    ----------    --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions .................     4,627,563         (522,832)       661,923     1,671,257      83,703
  Foreign currencies ......................            --        2,083,662             --           (14)       (173)
                                               ----------      -------------   ----------    ----------    --------
Net realized gain (loss) ..................     4,627,563        1,560,830        661,923     1,671,243      83,530
                                               ----------      -------------   ----------    ----------    --------
Net unrealized appreciation (depreciation)
  of investments and foreign currencies
  during the period .......................     3,704,225       14,667,391      1,635,650     1,737,511     264,767
                                               ----------      -------------   ----------    ----------    --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES ..................     8,331,788       16,228,221      2,297,573     3,408,754     348,297
                                               ----------      -----------     ----------    ----------    --------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS ..............................    $8,260,026      $18,991,751     $2,483,232    $3,609,278    $579,483
                                               ==========      ===========     ==========    ==========    ========

_______________________________
+ Date of initial public offering.

                             See accompanying notes

Delaware Group Premium Fund, Inc.
Statements of Changes in Net Assets

                                                                                                            Year Ended 12/31/96
                                                   Equity/            High        Capital      Multiple            Money
                                                   Income            Yield       Reserves     Strategy            Market
                                                   Series            Series       Series       Series             Series
                                               -------------      -----------    ----------   -----------   -------------------
OPERATIONS:
Net investment income (loss)..................    $   3,405,801  $ 5,569,157  $ 1,772,824   $ 2,396,290         $1,073,967
Net realized gain (loss) on investments
  and foreign currencies......................       14,743,863      684,792     (292,042)    4,893,415              --
Net unrealized appreciation
  (depreciation) of investments and
  foreign currencies during the period........        6,445,954      953,156     (383,633)    2,885,535              --
                                                  -------------  ------------  -----------   ------------      -----------
Net increase in net assets
  resulting from operations...................       24,595,618    7,207,105    1,097,149    10,175,240          1,073,967
                                                   ------------  ------------  -----------   ------------      -----------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income........................        (3,496,319)  (5,569,157)  (1,772,356)   (2,087,278)        (1,073,967)
Net realized gain from
  security transactions......................        (8,895,014)       --           --       (2,685,289)             --
                                                   -------------  -----------  -----------   ------------      -----------
                                                    (12,391,333)  (5,569,157)  (1,772,356)   (4,772,567)        (1,073,967)
                                                   -------------  -----------  -----------   ------------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.....................       52,083,570   17,364,098    5,108,430    10,105,572         57,526,653
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income...........................        3,496,319    5,569,157    1,772,356     2,087,278          1,073,758
Net asset value of shares issued upon
  reinvestment of distributions from
  net realized gain from
  security transactions......................         8,895,014       --            --        2,685,289               --
                                                   -------------  ------------  ----------  ------------       -----------
                                                     64,474,903   22,933,255    6,880,786    14,878,139         58,600,411
Cost of shares repurchased                          (19,036,067) (13,511,480)  (6,372,705)   (8,093,881)       (48,460,039)
                                                   -------------  ------------  -----------  -----------       -----------
Increase in net assets derived
  from capital share transactions............        45,438,836    9,421,775      508,081     6,784,258         10,140,372
                                                   -------------  ------------  -----------  -----------       -----------
NET INCREASE (DECREASE) IN
  NET ASSETS.................................        57,643,121   11,059,723     (167,126)   12,186,931         10,140,372
                                                   -------------  ------------  -----------  -----------       -----------

NET ASSETS:
Beginning of period..........................       109,003,456   56,604,954   27,934,739    63,215,176         16,338,182
                                                   -------------  -----------   ----------  ------------       -----------
End of period................................      $166,646,577  $67,664,677  $27,767,613   $75,402,107        $26,478,554
                                                   ============= ============ ============  ============       ===========
Undistributed net investment income..........      $    761,574       --      $       468   $ 1,854,573             --
                                                   ============= ============ ============  ============       ===========

                               (RESTUBBED TABLE)

                                                                                                                   5/2/96+
                                                                                                                     to
                                                                                                                  12/31/96
                                                              International       Emerging                         Global
                                                    Growth       Equity            Growth           Value           Bond
                                                    Series       Series            Series          Series          Series
                                                   ---------  --------------    ------------      ---------       ---------

OPERATIONS:
Net investment income (loss)..................    $   (71,762)  $ 2,763,530    $  185,659       $ 200,524        $  231,186
Net realized gain (loss) on investments
  and foreign currencies......................      4,627,563     1,560,830       661,923       1,671,243            83,530
Net unrealized appreciation
  (depreciation) of investments and
  foreign currencies during the period........      3,704,225    14,667,391     1,635,650       1,737,511           264,767
                                                 -------------  ------------    -----------    -----------       ------------
Net increase in net assets
  resulting from operations...................      8,260,026    18,991,751     2,483,232       3,609,278           579,483
                                                 -------------  -----------    ------------    -----------       ------------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.........................       (270,847)   (2,695,399)     (131,779)       (182,035)         (119,481)
Net realized gain from
  security transactions.......................     (4,585,059)     (725,191)   (1,171,368)       (455,088)             --
                                                 --------------  ------------  -------------    -----------       -----------
                                                   (4,855,906)   (3,420,590)   (1,303,147)       (637,123)         (119,481)
                                                 --------------  ------------  -------------    -----------        ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold....................      24,165,659    37,727,987    49,046,522      10,317,936         9,137,415
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income..........................         270,847     2,695,399       131,779         182,035           119,481
Net asset value of shares issued upon
  reinvestment of distributions from
  net realized gain from
  security transactions......................       4,585,059       725,191     1,171,368         455,088              --
                                                  -------------  ------------  --------------  ------------      ------------
                                                   29,021,565    41,148,577     50,349,669     10,955,059         9,256,896
Cost of shares repurchased...................     (10,647,798)   (6,840,060)   (15,615,925)    (2,173,784)         (246,080)
                                                  -------------  ------------  --------------  ------------      ------------
Increase in net assets derived
 from capital share transactions.............      18,373,767    34,308,517     34,733,744      8,781,275         9,010,816
                                                  -------------  ------------  --------------  ------------       -----------
NET INCREASE (DECREASE) IN
  NET ASSETS.................................      21,777,887    49,879,678     35,913,829      11,753,430        9,470,818
                                                  -------------  ------------  --------------  ------------       -----------

NET ASSETS:
Beginning of period..........................      58,122,589    81,548,039     20,509,664      11,929,310            --
                                                  ------------   ------------  ------------    ------------      ------------
End of period................................     $79,900,476  $131,427,717    $56,423,493     $23,682,740       $9,470,818
                                                  ============ =============   ============    ============    ==============
Undistributed net investment income..........          --      $  4,557,033       $180,621     $   200,162      $   111,532
                                                  ============ =============   ============    ============    ==============

------------
+ Date of initial public offering.

                             See accompanying notes

Delaware Group Premium Fund, Inc.
Statements of Changes in Net Assets (Continued)

                                                                  Year Ended 12/31/95
                                           Equity/            High            Capital        Multiple            Money
                                           Income            Yield           Reserves        Strategy            Market
                                           Series            Series           Series          Series             Series
                                       -------------      -----------       ----------      -----------    ------------------
OPERATIONS:
Net investment income ...............   $   2,891,895    $   5,151,433    $   1,758,878    $   2,067,136    $   1,019,964
Net realized gain (loss) on
  investments and foreign
  currencies ........................       8,991,108       (2,216,446)         135,624        3,430,187                -
Net unrealized appreciation of
  investments and foreign currencies
  during the period .................      15,300,401        4,534,509        1,589,424        7,556,374                -
                                        -------------    -------------    -------------    -------------    -------------
Net increase in net assets resulting
  from operations ...................      27,183,404        7,469,496        3,483,926       13,053,697        1,019,964
                                        -------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income ...............      (2,866,310)      (5,151,209)      (1,758,878)      (1,726,534)      (1,019,964)
Net realized gain from security
 transactions .......................      (1,335,871)               -                -                -                -
                                        -------------    -------------    -------------    -------------    -------------
                                           (4,202,181)      (5,151,209)      (1,758,878)      (1,726,534)      (1,019,964)
                                        -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ...........      20,442,574       14,846,158        3,683,164        8,013,382       33,835,327
Net asset value of shares issued
  upon reinvestment of dividends
  from net investment income ........       2,866,310        5,150,169        1,759,031        1,726,534        1,019,729
Net asset value of shares issued upon
  reinvestment of distributions
  from net realized gain from
  security transactions .............       1,335,871                -                -                -                -
                                        -------------    -------------    -------------    -------------    -------------
                                           24,644,755       19,996,327        5,442,195        9,739,916       34,855,056
Cost of shares repurchased ..........     (11,347,305)      (9,395,328)      (5,207,601)      (5,582,634)     (38,641,425)
                                        -------------    -------------    -------------    -------------    -------------
Increase (decrease) in net assets
  derived from capital share
  transactions ......................      13,297,450       10,600,999          234,594        4,157,282       (3,786,369)
                                        -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS ........................      36,278,673       12,919,286        1,959,642       15,484,445       (3,786,369)

NET ASSETS:
Beginning of period .................      72,724,783       43,685,668       25,975,097       47,730,731       20,124,551
                                        -------------    -------------    -------------    -------------    -------------
End of period .......................   $ 109,003,456    $  56,604,954    $  27,934,739    $  63,215,176    $  16,338,182
                                        =============    =============    =============    =============    =============
Undistributed net investment
  income ............................   $     852,092               -                 -      $ 1,545,561                -
                                        =============    =============    =============    =============    =============

                           TABLE RESTUBBED FROM ABOVE

                                                                  Year Ended 12/31/95
                                                             International        Emerging
                                                Growth          Equity             Growth           Value
                                                Series          Series             Series          Series
                                               ---------     --------------    ------------      ---------
OPERATIONS:
Net investment income ...............      $     290,316    $   2,117,429    $     128,617    $     187,274
Net realized gain (loss) on
  investments and foreign
  currencies ........................          4,648,144        1,204,033        1,200,003          450,233
Net unrealized appreciation of
  investments and foreign currencies
  during the period .................          7,352,687        5,972,496        2,501,445        1,319,759
                                           -------------    -------------    -------------    -------------
Net increase in net assets resulting
  from operations ...................         12,291,147        9,293,958        3,830,065        1,957,266
                                           -------------    -------------    -------------    -------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income ...............           (249,375)      (1,199,737)         (57,059)         (94,859)
Net realized gain from security
 transactions .......................                  -         (449,901)               -          (44,268)
                                           -------------    -------------    -------------    -------------
                                                (249,375)      (1,649,638)         (57,059)        (139,127)
                                           -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ...........         13,930,551       22,650,087       13,704,620        4,512,315
Net asset value of shares issued
  upon reinvestment of dividends
  from net investment income ........            249,375        1,199,737           57,059           94,859
Net asset value of shares issued upon
  reinvestment of distributions
  from net realized gain from
  security transactions .............                  -          449,901                -           44,268
                                           -------------    -------------    -------------    -------------
                                              14,179,926       24,299,725       13,761,679        4,651,442
Cost of shares repurchased ..........         (7,443,317)      (8,045,244)      (4,111,780)        (831,456)
                                           -------------    -------------    -------------    -------------
Increase (decrease) in net assets
  derived from capital share
  transactions ......................          6,736,609       16,254,481        9,649,899        3,819,986
                                           -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS ........................         18,778,381       23,898,801       13,422,905        5,638,125

NET ASSETS:
Beginning of period .................         39,344,208       57,649,238        7,086,759        6,291,185
                                           -------------    -------------    -------------    -------------
End of period .......................      $  58,122,589    $  81,548,039    $  20,509,664    $  11,929,310
                                           =============    =============    =============    =============
Undistributed net investment
  income ............................      $     266,670    $ 2,405,240      $    126,741      $    181,687
                                           =============    =============    =============    =============

                             See accompanying notes

Delaware Group Premium Fund, Inc.
Notes to Financial Statements
December 31, 1996

Delaware Group Premium Fund, Inc. (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation and offers ten series: the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series, the Emerging Growth Series, the Value Series and the Global Bond Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund is valued. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes--Each Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made.

Repurchase Agreements--Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currencies--The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities. Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, gain or loss on currency held, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciatio n or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in exchange rates.

Other--Expenses common to all "Funds" within the Delaware Group of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The High Yield Series, the Capital Reserves Series and the Money Market Series declare dividends daily from net investment income and pay such dividends monthly.

Certain fund expenses are paid directly by brokers. The amount of these expenses was less than 0.01% of each Series' average net assets.

2. Investment Management Fees and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. ("DMC"), the investment manager of each Series except the International Equity Series and the Global Bond Series, and Delaware International Advisers Ltd. ("DIAL"), the investment manager of the International Equity Series and the Global Bond Series, a fee which is calculated on the average daily net assets of each Series, at an annual rate less fees paid to the unaffiliated directors for the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series and the International Equity Series. The management fee for the Emerging Growth Series, the Value Series, and the Global Bond Series are calculated daily on the net assets of each Series at an annual rate without consideration of amounts paid to unaffiliated directors. The management fee rates are as follows:

                                                                                                 Inter-
                                          Equity/  High     Capital  Multiple  Money            national  Emerging           Global
                                          Income   Yield   Reserves  Strategy  Market   Growth   Equity    Growth   Value     Bond
                                          Series   Series   Series    Series   Series   Series   Series    Series   Series   Series
                                          ------   ------   ------    ------   ------   ------   ------   --------  ------   ------
Management fees as a percentage of
  average daily net assets
  (per annum).........................     0.60%    0.60%    0.60%    0.60%    0.50%    0.75%    0.75%     0.75%    0.75%    0.75%

DMC and DIAL have elected voluntarily to waive their fees and reimburse each Series to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets for each Series through June 30, 1997. Total expenses absorbed by DMC and DIAL for the year ended December 31, 1996 are as follows:

Total expenses absorbed by DMC
   or DIAL ...........................       -         -        -        -        -  $14,335  $117,758  $42,019   $29,313  $13,906

Certain officers of DMC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund. The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Funds also engaged DSC to provide accounting services for the Funds. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the year ended December 31, 1996, the amounts expensed for each Series are as follows:

                                                                                                 Inter-
                                          Equity/  High     Capital  Multiple  Money            national Emerging           Global
                                          Income   Yield   Reserves  Strategy  Market   Growth   Equity   Growth   Value     Bond
                                          Series   Series   Series    Series   Series   Series   Series   Series   Series   Series
                                          ------   ------   ------    ------   ------   ------   ------   ------   ------   ------
Dividend disbursing, transfer agent
  fees and other expenses.............   $12,166   $4,875   $2,551    $4,609   $1,972   $5,342  $  9,875  $2,362  $1,453     $291
Accounting fees.......................    11,875    7,115    2,763     6,216    2,523    7,343    11,542   4,507   1,835      666

On December 31, 1996, the Fund had payables to affiliates as follows:

                                                                                                 Inter-
                                          Equity/  High     Capital  Multiple  Money            national Emerging           Global
                                          Income   Yield   Reserves  Strategy  Market   Growth   Equity   Growth   Value     Bond
                                          Series   Series   Series    Series   Series   Series   Series   Series   Series   Series
                                          ------   ------   ------    ------   ------   ------   ------   ------   ------   ------
Investment management fee payable
  to DMCor DIAL ......................   $55,988   $17,737  $13,934   $27,360  $10,165  $48,171  $61,571  $29,301  $13,825  $12,597
Dividend disbursing, transfer
 agent fees, accounting fees and
  other expenses payable to DSC.......     3,903     1,580      676     1,804      587    1,882    3,049    1,252      531    1,490
Other expenses payable to DMC and
  its affiliates .....................     3,385     3,975    4,204     3,908    4,211    4,024    3,588    4,506    4,271    6,451

3. Investments
Investment securities based on cost for federal income tax purposes at December 31, 1996 are as follows:


                           Equity/           High            Capital        Multiple           Money
                           Income           Yield           Reserves        Strategy           Market
                           Series           Series           Series          Series            Series
                           ------           ------          --------        ---------          ------

Costs of investments   $ 150,221,873    $  63,457,059    $  27,818,334    $  66,092,849    $  26,611,388
                       =============    =============    =============    =============    =============
Aggregate unrealized
  appreciation .....   $  22,237,996    $   2,877,691    $     308,226    $  10,921,226               --
Aggregate unrealized
  depreciation .....        (912,098)        (286,015)         (93,524)        (301,334)              --
                       -------------    -------------    -------------    -------------    -------------
Net unrealized
  appreciation .....   $  21,325,898    $   2,591,676    $     214,702    $  10,619,892               --
                       =============    =============    =============    =============    =============


                                 RESTUBBED TABLE

                                          International      Emerging                         Global
                            Growth           Equity           Growth           Value           Bond
                            Series           Series           Series           Series         Series
                            ------           ------           ------           ------         ------

Costs of investments    $  65,967,964    $ 111,149,841    $  52,181,713    $  20,700,491    $   8,516,272
                        =============    =============    =============    =============    =============




Aggregate unrealized
  appreciation .....    $  15,827,505    $  23,301,821    $   6,092,676    $   3,213,538    $     266,316
Aggregate unrealized
  depreciation .....       (2,426,272)      (3,692,974)      (2,040,750)        (257,878)         (12,820)
                        -------------    -------------    -------------    -------------    -------------
Net unrealized
  appreciation .....    $  13,401,233    $  19,608,847    $   4,051,926    $   2,955,660    $     253,496
                        =============    =============    =============    =============    =============




For federal income tax purposes, the Fund had accumulated capital losses at December 31, 1996 of $3,097,083 for the High Yield Series, $1,620,842 for the Capital Reserves Series and $522,832 for the International Equity Series, which may be carried forward and applied against future capital gains. The capital loss carryover for the High Yield Series expires as follows:
2002-$880,637 and 2003-$2,216,446. The capital loss carryover for the Capital Reserves Series expires as follows: 2002-$1,328,634 and 2004-$292,208. The capital loss carryover for the International Equity Series expires in 2004.

During the year ended December 31, 1996, the Fund made purchases and sales of investment securities, other than U.S. government securities and temporary cash investments as follows:


                 Equity/        High       Capital      Multiple               International  Emerging                     Global
                 Income        Yield      Reserves      Strategy      Growth       Equity      Growth        Value          Bond
                 Series        Series      Series        Series       Series       Series      Series        Series        Series
                 ------        ------      ------        ------       ------       ------      ------        ------        ------

Purchases...  $136,351,198  $63,925,288  $19,536,144  $52,696,784   $53,802,058  $40,949,377  $54,837,925  $19,847,542   $9,817,422
Sales.......   101,144,143   48,600,718   20,404,547   46,091,572    52,087,205    7,488,615   31,059,415   12,310,288    1,909,938


4. Capital Stock
Transactions in capital stock shares were as follows:

                                   Equity/                           High                    Capital
                                    Income                          Yield                    Reserves
                                    Series                          Series                    Series
                            -----------------------      ------------------------    ------------------------
                                    Year Ended                  Year Ended                 Year Ended
                             12/31/96      12/31/95      12/31/96      12/31/95       12/31/96      12/31/95
Shares sold ............    3,486,920     1,543,303     1,940,624     1,698,338       526,966       378,909
Shares issued upon
 reinvestment of
 dividends from net
 investment income
 and distributions
 from net realized
 gain from security
 transactions ..........      899,233       345,969       621,618       583,026       182,839       181,276
                           ----------      --------    ----------    ----------      --------      --------
                            4,386,153     1,889,272     2,562,242     2,281,364       709,805       560,185

Shares repurchased .....   (1,307,916)     (877,396)   (1,513,036)   (1,066,859)     (658,016)     (541,075)
                           ----------      --------    ----------    ----------      --------      --------
Net increase (decrease)     3,078,237     1,011,876     1,049,206     1,214,505        51,789        19,110
                           ==========      ========    ==========    ==========      ========      ========


                                 TABLE RESTUBBED



                                   Multiple                   Money
                                   Strategy                   Market
                                    Series                    Series
                            ---------------------      -----------------------
                                   Year Ended                 Year Ended
                            12/31/96      12/31/95      12/31/96      12/31/95
Shares sold ............     650,944       578,964     5,752,665     3,383,533
Shares issued upon
 reinvestment of
 dividends from net
 investment income
 and distributions
 from net realized
 gain from security
 transactions ..........     326,621       135,116       107,376       101,973
                            --------      --------    ----------    ----------
                             977,565       714,080     5,860,041     3,485,506
Shares repurchased .....    (524,572)     (399,695)   (4,846,004)   (3,864,143)
                            --------      --------    ----------    ----------
Net increase (decrease)      452,993       314,385     1,014,037      (378,637)
                            ========      ========    ==========    ==========

                                                                    International
                                             Growth                     Equity
                                             Series                     Series
                                   -----------------------     -----------------------

                                          Year Ended                  Year Ended
                                    12/31/96      12/31/95      12/31/96      12/31/95
Shares sold ...................    1,535,822     1,057,838     2,717,039     1,858,798
Shares issued upon reinvestment
  of dividends from net
  investment income and
  distributions from net
  realized gain from security
  transactions ................      347,595        21,169       265,574       146,765
                                   ---------       -------     ---------     ---------
                                   1,883,417     1,079,007     2,982,613     2,005,563

Shares repurchased ............     (694,724)     (585,294)     (503,590)     (654,821)
                                   ---------       -------     ---------     ---------
  Net increase (decrease)  ....    1,188,693       493,713     2,479,023     1,350,742
                                   =========       =======     =========     =========


                                TABLE RESTUBBED

                                            Emerging                                       Global
                                             Growth                     Value               Bond
                                             Series                    Series              Series
                                    -----------------------    ---------------------      ---------
                                                                                           5/2/96*
                                           Year Ended                Year Ended               to
                                     12/31/96     12/31/95      12/31/96     12/31/95      12/31/96
Shares sold ...................     3,395,485     1,127,143     795,391       407,375       876,461
Shares issued upon reinvestment
  of dividends from net
  investment income and
  distributions from net
  realized gain from security
  transactions ................       101,808         5,605      54,501        13,885        11,182
                                   ----------      --------    --------       -------       -------
                                    3,497,293     1,132,748     849,892       421,260       887,643

Shares repurchased ............    (1,086,091)     (367,575)   (172,909)      (76,146)      (23,197)
                                   ----------      --------    --------       -------       -------
  Net increase (decrease)  ....     2,411,202       765,173     676,983       345,114       864,446
                                    =========       =======     =======       =======       =======

----------
*Date of initial public offering.

Dividends from net investment income and distributions from net realized gain from security transactions payable on January 30, 1997 to shareholders of record January 28, 1997 were as follows:


                                       Equity/     Multiple                    International  Emerging              Global
                                        Income     Strategy          Growth       Equity      Growth      Value      Bond
                                        Series      Series           Series       Series      Series     Series     Series
                                        ------      ------           ------       ------      ------     ------     ------
Dividends per share from net
 investment income...............      $0.070      $0.410          $      -      $0.545       $0.050     $0.110     $0.130
Distributions per share from net
 realized gain from security
 transactions ...................       1.350       1.070              0.870          -        0.180      0.930      0.085

The ex-dividend date was January 29, 1997.

5. Foreign Exchange Contracts
The following foreign currency forward contracts were outstanding at December 31, 1996:

                              International Equity Series
         --------------------------------------------------------------------
         Contract to         In Exchange          Settlement      Unrealized
           Deliver               For                 Date           Gain
         -----------         -----------          ----------      ----------
    809,498 Deutsche Marks     $519,808             1/3/97          $5,536
  6,318,695 Japanese Yen         54,542             1/6/97              82
                                                                    ------
                                                                    $5,618
                                                                    ======

         Contract to         In Exchange          Settlement      Unrealized
           Receive               For                 Date           Gain
         -----------         -----------          ----------      ----------
 72,268,250 Belgian Francs    $2,335,000           1/31/97        $ 58,173
  7,012,838 Deutsche Marks     4,669,000           1/31/97         108,663
  7,862,596 Dutch Guilders     4,669,000           1/31/97         110,098
 23,727,858 French Francs      4,669,000           1/31/97          88,528
655,766,475 Japanese Yen       5,835,000           1/31/97         143,924
                                                                  --------
                                                                  $509,386
                                                                  ========

                               Global Bond Series
         --------------------------------------------------------------------
         Contract to         In Exchange          Settlement      Unrealized
            Deliver              For                 Date           Gain
         -----------         -----------          ----------      ----------
  1,328,567 Deutsche Marks      $877,000           2/28/97         $11,552

6. Concentration of Credit Risk
The High-Yield Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Capital Reserves Series and the Multiple Strategy Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

Each Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been denoted in the appropriate Statement of Net Assets.

7. Financial Highlights
Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                 Equity/Income Series
                                             -------------------------------------------------------
                                                                Year Ended December 31,
                                                1996       1995        1994       1993        1992

Net asset value, beginning of period ........$14.8300    $11.4800   $12.5100   $11.2200     $10.7500

Income (loss) from investment operations:
  Net investment income............ .........  0.3771      0.4155     0.4121     0.4341       0.4155
  Net realized and unrealized gain (loss)
  from security transactions ................  2.3979      3.5745    (0.4221)    1.2659       0.5045
                                              -------     -------    -------    -------      -------
  Total from investment operations. .........  2.7750      3.9900    (0.0100)    1.7000       0.9200
                                              -------     -------    -------    -------      -------
Less distributions:
  Dividends from net investment income ...... (0.4200)    (0.4300)   (0.4200)   (0.4100)     (0.4500)
  Distributions from net realized gain
  from security transactions ................ (1.2050)    (0.2100)   (0.6000)      none         none
                                              -------     -------    -------    -------      -------
  Total distributions........................ (1.6250)    (0.6400)   (1.0200)   (0.4100)     (0.4500)
                                              -------     -------    -------    -------      -------

Net asset value, end of period...............$15.9800    $14.8300   $11.4800   $12.5100     $11.2200
                                             ========    ========   ========   ========     ========

Total return.................................   20.72%      36.12%     (0.20%)    15.45%        8.82%

Ratios/supplemental data:
  Net assets, end of period (000's omitted) .$166,647    $109,003    $72,725    $65,519      $38,278
  Ratio of expenses to average net assets ...    0.67%       0.69%      0.71%      0.75%        0.79%
  Ratio of expenses to average net assets
   prior to expense limitation ..............    0.67%       0.69%      0.71%      0.76%        0.81%
  Ratio of net investment income to average
    net assets ..............................    2.66%       3.24%      3.63%      3.95%        3.86%
  Ratio of net investment income to average
    net assets prior to
    expense limitation.......................     2.66%      3.24%      3.63%       3.94%       3.84%
  Portfolio turnover rate....................       81%        85%        91%         67%         72%
  Average commission rate paid...............    $0.06        N/A        N/A         N/A         N/A

                                TABLE RESTUBBED


                                                                High Yield Series
                                              ---------------------------------------------------------
                                                              Year Ended December 31,
                                                1996      1995         1994       1993          1992

Net asset value, beginning of period ........ $8.9400    $8.5400     $9.7700    $9.2900        $9.1300

Income (loss) from investment operations:
  Net investment income............ .........  0.8532     0.8715      0.9621     0.9758         1.0224
  Net realized and unrealized gain (loss)
  from security transactions ................  0.2300     0.4000     (1.2300)    0.4800         0.1600
                                              -------    -------     -------     -------        -------

  Total from investment operations. .........  1.0832     1.2715     (0.2679)    1.4558         1.1824
                                              -------    -------     -------     -------        -------
Less distributions:
  Dividends from net investment income ...... (0.8532)   (0.8715)    (0.9621)   (0.9758)       (1.0224)
  Distributions from net realized gain
  from security transactions ................    none       none        none       none           none
                                              -------    -------     -------     -------        -------
  Total distributions........................ (0.8532)   (0.8715)    (0.9621)    (0.9758)       (1.0224)
                                              -------    -------     -------     -------        -------
Net asset value, end of period............... $9.1700    $8.9400     $8.5400     $9.7700        $9.2900
                                              =======    =======     =======     =======        =======

Total return.................................   12.79%     15.50%      (2.87%)     16.36%         13.44%

Ratios/supplemental data:
  Net assets, end of period (000's omitted) . $67,665    $56,605     $43,686     $34,915        $11,311
  Ratio of expenses to average net assets ...    0.70%      0.69%       0.72%       0.80%          0.80%
  Ratio of expenses to average net assets
   prior to expense limitation ..............    0.70%      0.69%       0.72%       0.82%          0.94%
  Ratio of net investment income to average
    net assets ..............................    9.54%      9.87%      10.56%      10.05%         10.93%
  Ratio of net investment income to average
    net assets prior to
    expense limitation.......................    9.54%      9.87%      10.56%      10.03%         10.79%
  Portfolio turnover rate....................      93%        74%         47%         43%            73%
  Average commission rate paid...............     N/A        N/A         N/A         N/A             N/A

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                 Capital Reserves Series
                                              -----------------------------------------------------
                                                                 Year Ended December 31,
                                              1996         1995        1994        1993        1992
Net asset value, beginning of period ........$9.9300      $9.3000    $10.2600    $10.2000   $10.2300

Income (loss) from investment
  operations:
  Net investment income...................... 0.6229       0.6431      0.6355      0.6357     0.6474
  Net realized and unrealized gain
   (loss) from security transactions.........(0.2400)      0.6300     (0.9050)     0.1450     0.0600
                                             -------       ------     -------      ------     ------
  Total from investment operations........... 0.3829       1.2731     (0.2695)     0.7807     0.7074
                                             -------       ------     -------      ------     ------

Less distributions:
  Dividends from net investment income ......(0.6229)     (0.6431)    (0.6355)    (0.6357)   (0.6474)
  Distributions from net realized gain
   from security transactions ...............   none         none     (0.0550)    (0.0850)   (0.0900)
                                             -------       ------     -------      ------     ------
  Total distributions........................(0.6229)     (0.6431)    (0.6905)    (0.7207)   (0.7374)
                                             -------       ------     -------      ------     ------
Net asset value, end of period...............$9.6900      $9.9300    $ 9.3000    $10.2600   $10.2000
                                             =======      =======    ========    ========   ========

Total return.................................   4.05%       14.08%      (2.68%)      7.85%      7.20%

Ratios/supplemental data:
  Net assets, end of period (000's omitted)  $27,768      $27,935     $25,975     $24,173     $9,790
  Ratio of expenses to average net assets ...   0.72%        0.71%       0.74%       0.80%      0.80%
  Ratio of expenses to average net assets
   prior to expense limitation ..............   0.72%        0.71%       0.74%       0.85%      0.98%
  Ratio of net investment income to
   average net assets .......................   6.43%        6.64%       6.57%       6.20%      6.39%
  Ratio of net investment income to
     average net assets prior to
    expense limitation.......................   6.43%        6.64%       6.57%       6.15%      6.21%
  Portfolio turnover rate....................    122%         145%        219%        198%       241%
  Average commission rate paid...............    N/A          N/A         N/A         N/A        N/A



                                RESTUBBED TABLE

                                                               Multiple Strategy Series
                                              -------------------------------------------------------
                                                                Year Ended December 31,
                                                1996       1995      1994         1993        1992
Net asset value, beginning of period ........ $15.5000   $12.6800   $13.3300    $13.5500    $12.9800

Income (loss) from investment
  operations:
  Net investment income......................   0.5303     0.5088     0.4373      0.3280      0.4572
  Net realized and unrealized gain
   (loss) from security transactions.........   1.7647     2.7612    (0.4473)     0.6920      1.2328
                                                ------     ------    -------      ------      ------
  Total from investment operations...........   2.2950     3.2700    (0.0100)     1.0200      1.6900
                                                ------     ------    -------      ------      ------

Less distributions:
  Dividends from net investment income ......  (0.5000)   (0.4500)   (0.3400)    (0.4600)    (1.0600)
  Distributions from net realized gain
   from security transactions ...............  (0.6550)      none    (0.3000)    (0.7800)    (0.0600)
                                                ------     ------    -------      ------      ------
  Total distributions........................  (1.1550)   (0.4500)   (0.6400)    (1.2400)    (1.1200)
                                                ------     ------    -------      ------      ------
Net asset value, end of period............... $16.6400   $15.5000   $12.6800    $13.3300    $13.5500
                                              ========   ========   ========    ========    ========

Total return.................................    15.91%     26.58%     (0.15%)      8.18%      13.85%

Ratios/supplemental data:
  Net assets, end of period (000's omitted)    $75,402    $63,215    $47,731     $37,235     $15,150
  Ratio of expenses to average net assets ...     0.68%      0.69%      0.70%       0.80%       0.86%
  Ratio of expenses to average net assets
   prior to expense limitation ..............     0.68%      0.69%      0.70%       0.89%       0.94%
  Ratio of net investment income to
   average net assets .......................     3.56%      3.75%      3.71%       3.33%       3.60%
  Ratio of net investment income to
     average net assets prior to
    expense limitation.......................     3.56%      3.75%      3.71%       3.24%       3.52%
  Portfolio turnover rate....................       92%       106%       140%        162%        202%
  Average commission rate paid...............    $0.06        N/A        N/A         N/A         N/A


Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                      Money Market Series
                                              ------------------------------------------------------------
                                                                    Year Ended December 31,
                                                 1996         1995         1994           1993       1992

Net asset value, beginning of period ......   $10.0000      $10.0000     $10.0000      $10.0000    $10.0000

Income (loss) from investment operations:
  Net investment income (loss) ............     0.4824        0.5349       0.3614        0.2451      0.3202
  Net realized and unrealized gain (loss)
   from security transactions .............       none          none         none          none        none
                                              --------      --------     --------      --------     -------
  Total from investment operations ........     0.4824        0.5349       0.3614        0.2451      0.3202
                                              --------      --------     --------      --------     -------
Less distributions:
  Dividends from net investment income ....    (0.4824)      (0.5349      (0.3614)      (0.2451)    (0.3202)
  Distributions from net realized
   gain from security transactions ........       none          none         none          none        none
                                              --------      --------     --------      --------     -------
  Total distributions .....................    (0.4824)      (0.5349)     (0.3614)      (0.2451)    (0.3202)
                                              --------      --------     --------      --------     -------
Net asset value, end of period ............   $10.0000      $10.0000     $10.0000      $10.0000     10.0000
                                              ========      ========     ========      ========     =======

Total return ..............................       4.93%         5.48%        3.68%         2.48%       3.25%

Ratios/supplemental data:
  Net assets, end of period (000's omitted)    $26,479       $16,338      $20,125      $ 10,245     $ 7,774
  Ratio of expenses to average net assets .       0.61%         0.62%        0.66%         0.80%       0.80%
  Ratio of expenses to average net assets
   prior to expense limitation ............       0.61%         0.62%        0.66%         0.86%       0.85%
  Ratio of net investment income (loss)
   to average net assets ..................       4.82%         5.35%        3.79%         2.44%       3.21%
  Ratio of net investment income (loss)
   to average net assets prior to
   expense limitation .....................       4.82%         5.35%        3.79%         2.38%       3.16%
  Portfolio turnover rate .................         -             -            -             -           -
  Average commission rate paid ............         N/A           N/A          N/A           N/A         N/A


                                TABLE RESTUBBED


                                                                 Growth Series
                                             ----------------------------------------------------------
                                                            Year Ended December 31,
                                               1996        1995       1994         1993         1992

Net asset value, beginning of period ......  $15.1300     $11.7500   $12.2400    $11.1200     $11.0300

Income (loss) from investment operations:
  Net investment income (loss) ............   (0.0145)      0.0720     0.0694      0.0558       0.0225
  Net realized and unrealized gain (loss)
   from security transactions .............    2.0295       3.3780    (0.4994)     1.2142       0.1975
                                             --------    --------   --------     --------      --------
  Total from investment operations ........    2.0150       3.4500    (0.4300)     1.2700       0.2200
                                             --------    --------   --------     --------      --------
Less distributions:
  Dividends from net investment income ....   (0.0700)     (0.0700)   (0.0600)    (0.0200)     (0.0100)
  Distributions from net realized
   gain from security transactions ........   (1.1850)        none       none     (0.1300)     (0.1200)
                                             --------     --------   --------    --------      --------
  Total distributions .....................   (1.2550)     (0.0700)   (0.0600)    (0.1500)     (0.1300)
                                             --------     --------   --------    --------      --------
Net asset value, end of period ............  $15.8900     $15.1300   $11.7500    $12.2400     $11.1200
                                             ========     ========   ========    ========      ========

Total return ..............................     14.46%       29.53%     (3.54)      11.56%        1.99%

Ratios/supplemental data:
  Net assets, end of period (000's omitted)  $ 79,900     $ 58,123    $39,344     $33,180     $ 14,251
  Ratio of expenses to average net assets .      0.80%        0.80%      0.80%       0.80%        0.98%
  Ratio of expenses to average net assets
   prior to expense limitation ............      0.82%        0.85%      0.88%       1.00%        1.25%
  Ratio of net investment income (loss)
   to average net assets ..................     (0.11%)       0.61%      0.64%       0.67%        0.28%
  Ratio of net investment income (loss)
   to average net assets prior to
   expense limitation .....................     (0.13%)       0.56%      0.56%       0.47%        0.01%
  Portfolio turnover rate .................        85%          73%        43%         57%          52%
  Average commission rate paid ............  $   0.06          N/A        N/A         N/A          N/A


Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                    International Equity Series
                                               ---------------------------------------------------------------
                                                                                                    10/29/92(1)
                                                                 Year Ended December 31,                 to
                                                    1996        1995         1994        1993         12/31/92

Net asset value, beginning of period .........   $13.1200    $11.8400      $11.6200     $10.0300      $10.0000

Income (loss) from investment operations:
  Net investment income............ ..........     0.5572      0.4194        0.2198       0.0523        0.0153
  Net realized and unrealized gain (loss)
    from security transactions ...............     1.9658      1.1906        0.0802       1.5477        0.0147
                                                 --------    --------      --------     --------      --------
  Total from investment operations............     2.5230      1.6100        0.3000       1.6000        0.0300
                                                 --------    --------      --------     --------      --------
Less distributions:
  Dividends from net investment income .......    (0.4200)    (0.2400)      (0.0700)     (0.0100)         none
  Distributions from net realized gain
    from security transactions ...............    (0.1130)    (0.0900)      (0.0100)        none          none
                                                 --------    --------      --------     --------      --------
  Total distributions.........................    (0.5330)    (0.3300)      (0.0800)     (0.0100)         none
                                                 --------    --------      --------     --------      --------
Net asset value, end of period................   $15.1100    $13.1200      $11.8400     $11.6200      $10.0300
                                                 ========    ========      ========     ========      ========

Total return..................................      20.03%      13.98%         2.57%       15.97%         1.73%

Ratios/supplemental data:
  Net assets, end of period (000's omitted) ..    $131,428    $81,548       $57,649      $16,664          $177
  Ratio of expenses to average net assets ....        0.80%      0.80%         0.80%        0.80%        20.80%
  Ratio of expenses to average net assets
    prior to expense limitation ..............        0.91%      0.89%         1.01%        1.85%           (2)
  Ratio of net investment income to average
   net assets ................................        4.71%      3.69%         2.63%        1.85%        20.56%
  Ratio of net investment income to average
    net assets prior to
    expense limitation........................        4.60%      3.60%         2.42%        0.80%           (2)
 Portfolio turnover rate.....................            8%        19%           13%           9%           (2)
  Average commission rate paid................       $0.01         N/A          N/A          N/A           N/A


                                RESTUBBED TABLE

                                                           Emerging Growth Series
                                                 ---------------------------------------------
                                                                                   12/27/93(1)
                                                       Year Ended December 31,         to
                                                   1996        1995       1994       12/31/93

Net asset value, beginning of period .........   $14.0200    $10.1600    $10.2000    $10.0000

Income (loss) from investment operations:
  Net investment income............ ..........     0.0500      0.0976      0.0791        none
  Net realized and unrealized gain (loss)
    from security transactions ...............     1.3800      3.8524     (0.1191)     0.2000
                                                 --------    --------    --------    --------
  Total from investment operations............     1.4300      3.9500     (0.0400)     0.2000
                                                 --------    --------    --------    --------
Less distributions:
  Dividends from net investment income .......    (0.0900)    (0.0900)       none        none
  Distributions from net realized gain
    from security transactions ...............    (0.8000)       none        none        none
                                                 --------    --------    --------    --------
  Total distributions.........................    (0.8900)    (0.0900)       none        none
                                                 --------    --------    --------    --------
Net asset value, end of period................   $14.5600    $14.0200    $10.1600    $10.2000
                                                 ========    ========    ========    ========

Total return..................................     11.00%       39.21%      (0.39%)      2.00%

Ratios/supplemental data:
  Net assets, end of period (000's omitted) ..   $56,423      $20,510      $7,087        $204
  Ratio of expenses to average net assets ....      0.80%        0.80%       0.80%         (2)
  Ratio of expenses to average net assets
    prior to expense limitation ..............      0.92%        0.96%       1.47%         (2)
  Ratio of net investment income to average
   net assets ................................      1.03%        1.63%         (2)         (2)
  Ratio of net investment income to average
    net assets prior to
    expense limitation........................     20.44%        0.87%       0.96%         (2)
 Portfolio turnover rate.....................        112%          76%         59%         (2)
  Average commission rate paid................      $0.06         N/A         N/A         N/A


----------
(1) Date of initial public offering; total return has been annualized for the International Equity Series and total return has not been annualized for the Emerging Growth Series.
(2) The ratio of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

                   Notes to Financial Statements (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:



                                                                     Value Series                      Global Bond Series
                                                  ---------------------------------------------------  ------------------
                                                                                           12/27/93(1)      5/2/96(2)
                                                               Year Ended December 31,          to             to
                                                     1996          1995           1994       12/31/93        12/31/96

Net asset value, beginning of period ...........   $12.4700      $10.2900       $10.2100     $10.0000       $10.0000

Income from investment operations:
  Net investment income............ ............     0.1120        0.1918         0.1481         none         0.3390
  Net realized and unrealized gain
   (loss) from security transactions ...........     2.5480        2.2082        (0.0681)      0.2100         0.8310
                                                   --------      --------       --------      -------      --------
  Total from investment operations. ............     2.6600        2.4000         0.0800       0.2100         1.1700
                                                   --------      --------       --------      -------      --------
Less distributions:
  Dividends from net investment income .........    (0.1800)      (0.1500)          none         none       (0.2100)
  Distributions from net realized gain
    from security transactions .................    (0.4500)                     (0.0700)        none          none
                                                   --------      --------       --------      -------      --------
  Total distributions...........................    (0.6300)      (0.2200)          none         none       (0.2100)
                                                   --------      --------       --------      -------      --------
Net asset value, end of period..................   $14.5000      $12.4700       $10.2900      10.2100      $10.9600
                                                   ========      ========       ========      =======      ========




Total return....................................      22.55%        23.85%          0.78%       2.10%        11.79%

Ratios/supplemental data:
  Net assets, end of period (000's omitted) ....    $23,683       $11,929         $6,291        $210        $9,471
  Ratio of expenses to average net assets ......       0.80%         0.80%          0.80%         (3)         0.80%
  Ratio of expenses to average net assets
    prior to expense limitation ................       0.99%         0.96%          1.41%         (3)         1.19%
  Ratio of net investment income to average
    net assets .................................       1.28%         2.13%          2.62%         (3)         6.51%
  Ratio of net investment income to average
    net assets prior to
    expense limitation..........................       1.09%          1.97%         2.01%         (3)         6.12%
  Portfolio turnover rate.......................         84%            71%           26%         (3)           56%
  Average commission rate paid..................      $0.06            N/A           N/A         N/A           N/A


----------
(1)  Date of initial public offering; total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) The ratio of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

Delaware Group Premium Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Group Premium Fund, Inc. (comprising, respectively, the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series, the Emerging Growth Series, the Value Series and the Global Bond Series) (the "Fund") as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series of Delaware Group Premium Fund, Inc. at December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP
Philadelphia, Pennsylvania
February 12, 1997